UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05349

Goldman Sachs Trust

(Exact name of registrant as specified in charter)

71 South Wacker Drive, Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Caroline Kraus, Esq.	Copies to:
Goldman, Sachs & Co.	Geoffrey R.T. Kenyon, Esq.
200 West Street	Dechert LLP
New York, New York 10282	100 Oliver Street
40th Floor
Boston, MA 02110-2605

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: October 31

Date of reporting period: October 31, 2013

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Goldman Sachs Funds

Annual Report	October 31, 2013

International Equity Insights Funds*
Emerging Markets Equity Insights
International Equity Insights
International Small Cap Insights

*Effective May 3, 2013, the Goldman Sachs Structured Emerging Markets Equity, Structured International Equity and Structured International Small Cap Funds were renamed the Goldman Sachs Emerging Markets Equity Insights, International Equity Insights and International Small Cap Insights Funds, respectively.

Goldman Sachs International Equity Insights Funds

■	EMERGING MARKETS EQUITY INSIGHTS

■	INTERNATIONAL EQUITY INSIGHTS

■	INTERNATIONAL SMALL CAP INSIGHTS

TABLE OF CONTENTS

Principal Investment Strategies and Risks	1

Investment Process	2

Market Review	4

Portfolio Management Discussions and Performance Summaries	7

Schedules of Investments	25

Financial Statements	44

Financial Highlights	48

Notes to the Financial Statements	54

Report of the Independent Registered Public Accounting Firm	69

Other Information	70

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

Principal Investment Strategies and Risks

This is not a complete list of risks that may affect the Funds. For additional information concerning the risks applicable to the Funds, please see the Funds’ Prospectus.

The Goldman Sachs Emerging Markets Equity Insights Fund invests primarily in a diversified portfolio of equity investments in emerging country issuers. The Fund’s investments are subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular sectors and/or general economic conditions. Foreign and emerging markets investments may be more volatile and less liquid than investments in U.S. securities and are subject to the risks of currency fluctuations and adverse economic and political developments. The securities markets of emerging countries have less government regulation and are subject to less extensive accounting and financial reporting requirements than the markets of more developed countries. At times, the Fund may be unable to sell certain of its illiquid investments without a substantial drop in price, if at all. The Investment Adviser’s use of quantitative models to execute the Fund’s investment strategy may fail to produce the intended result. Different investment styles (e.g., “quantitative”) tend to shift in and out of favor, and at times the Fund may underperform other funds that invest in similar asset classes.

The Goldman Sachs International Equity Insights Fund invests primarily in a broadly diversified portfolio of equity investments in companies that are organized outside the United States or whose securities are principally traded outside the United States. The Fund’s investments are subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular sectors and/or general economic conditions. Foreign and emerging markets investments may be more volatile and less liquid than investments in U.S. securities and are subject to the risks of currency fluctuations and adverse economic or political developments. The Investment Adviser’s use of quantitative models to execute the Fund’s investment strategy may fail to produce the intended result. Different investment styles (e.g., “quantitative”) tend to shift in and out of favor, and at times the Fund may underperform other funds that invest in similar asset classes. The Fund may have a high rate of portfolio turnover, which involves correspondingly greater expenses which must be borne by the Fund, and is also likely to result in short-term capital gains taxable to shareholders.

International Small Cap Insights Fund invests primarily in a broadly diversified portfolio of equity investments in small capitalization non-U.S. issuers. The Fund’s investments are subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular sectors and/or general economic conditions. Foreign and emerging markets investments may be more volatile and less liquid than investments in U.S. securities and are subject to the risks of currency fluctuations and adverse economic or political developments. The securities of mid- and small-capitalization companies involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements. The Investment Adviser’s use of quantitative models to execute the Fund’s investment strategy may fail to produce the intended result. Different investment styles (e.g., “quantitative”) tend to shift in and out of favor, and at times the Fund may underperform other funds that invest in similar asset classes.

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

Goldman Sachs’ International Equity Insights Investment Process

■	Comprehensive — We forecast returns on over 8,000 international stocks and 43 equity markets on a daily basis.

■	Rigorous — We evaluate stocks, countries and currencies based on fundamental investment criteria that have outperformed historically.

■	Objective — Our stock and equity market selection process is free from emotion that may lead to biased investment decisions.

■	Our computer optimization process allocates risk to our best investment ideas and constructs funds that strive to neutralize systematic risks and deliver better returns.

■	We use unique, proprietary risk models that are designed to be more precise, more focused and faster to respond because they seek to identify, track and manage risk specific to our process, using daily data.

Fully invested, well-diversified international portfolio that seeks to:

■	Blend top-down market views with bottom-up stock selection.

■	Maintain style, sector, risk and capitalization characteristics similar to the benchmark.

■	Achieve excess returns by taking many small diversified stock positions. Additionally, in the GS Emerging Markets Equity Insights Fund and the GS International Equity Insights Fund we take intentional country bets.

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

Enhancements Made to Proprietary Quantitative Model during the 12-Month Period Ended October 31, 2013

We continuously look for ways to improve our investment process. Accordingly, we introduced a number of enhancements to our proprietary quantitative model during the 12-month period ended October 31, 2013.

During the fourth quarter of 2012, we implemented an enhancement to our stock selection process across several geographic regions, incorporating several measures to the signals within our Quality theme. These include measures of capital investment, funding source, earnings quality, competitive positioning and financial solvency. We believe these measures enhance the signals within our Quality theme by capturing how much of a company’s investment quality can be attributed to management decisions as well as to firm economics.

In addition, we extended our Momentum theme in Continental Europe, the U.K. and Japan using enhanced cross-company linkages. In Continental Europe and the U.K., we link economically-related companies, which may or may not belong to the same industry. In Japan, we leverage its unique corporate infrastructure (“keiretsu”), where cross share holding is common, to create a cross company linkage signal. (A kieretsu is a set of companies with interlocking business relationships and shareholdings.) We believe these signals help identify Momentum trends earlier in their history.

Also during the fourth quarter of 2012, we enhanced our Momentum theme in the emerging markets, creating a currency signal to allow us to take advantage of mispricing due to currency risk. Additionally, we added a new Management theme based on financing decisions.

We made no enhancements to our proprietary quantitative model within the international or emerging markets regions during the first quarter of 2013.

During the second quarter of 2013, we implemented enhancements to our investment themes across multiple geographic regions. We extended our Momentum theme in Canada and the Far East by better accounting for annual cyclicality. In Japan, we sought to improve our Sentiment theme by identifying investment trends through natural language processing. We use natural language processing to analyze hundreds of research reports from professional stock analysts. Rather than relying on broad stock recommendations, we read through the body of the text to gain a more nuanced understanding. Analysts’ evolving views are generally reflected in the body of their research reports before changes are made in their official recommendations. By reading the full text of the reports, we gain insight into the direction of future ratings changes.

Also during the second quarter of 2013, we implemented enhancements to our Quality theme in Europe that were previously introduced in other regions. These include measures of financial solvency, earnings quality and capital investment. In all international and emerging markets regions, we incorporated elements of behavioral economics and prospect theory to identify structural misvaluations within equities.

In the third quarter of 2013, we extended an enhancement to our Sentiment theme to other geographic regions that incorporates analyst views and stock recommendations. We also extended our use of natural language processing to analyze hundreds of research reports from professional stock analysts.

MARKET REVIEW

Goldman Sachs International Equity Insights Funds

Market Review

Emerging markets equities and developed international equities advanced during the 12-month period ended October 31, 2013 (the “Reporting Period”).

Emerging Markets Equities

Emerging markets equities generated solid positive returns during the Reporting Period, but they significantly lagged developed markets equities, as concerns over slowing economic growth in several regions, combined with the prospect that ultra-loose global monetary policies might soon end, weighed on many of the growth and emerging markets.

Improving economic data for China lifted the Chinese equity market and others in the region toward the end of 2012, but those same markets pulled back early in 2013 on fears of new regulation and tightening measures in China. Tighter financial conditions, slowing economic growth and rising social unrest weighed on many of the growth and emerging markets through much of the second quarter of 2013. Growth and emerging equity markets reacted particularly negatively in mid-May 2013 to news the U.S. may taper the pace of asset purchases later in 2013, with the program ending by the middle of 2014. In China, a sharp spike in interbank lending rates sparked a sell-off in the local equity market in June 2013, further pressuring global equity markets. Concerns that the tighter conditions would exacerbate an already slowing Chinese economy, as evidenced by weakening Purchasing Managers’ Index (“PMI”) readings, pressured commodity prices and weighed on commodity-related stocks. Markets with heavy commodity exposure, such as several in Latin America, were notably impacted. Brazilian equities felt the additional strain of an interest rate hike, implemented despite stagnant economic growth, and rising social unrest. Escalating protests in Turkey and Egypt drove steep declines in those equity markets during the summer months of 2013. Also impacting emerging equity markets during these months was the strengthening of the U.S. dollar against many emerging market currencies, further reducing returns of many emerging equity markets expressed in U.S. dollars.

Equity markets finally got a boost in September 2013 following the U.S. Federal Reserve’s (the “Fed”) decision not to begin tapering asset purchases at that time. The strong rally continued into October 2013 following additional events and data releases in the developed market countries that suggested global monetary conditions would likely remain loose. For example, the U.S. added fewer jobs than expected in September 2013; Janet Yellen, a relatively dovish choice, was nominated to succeed Ben Bernanke as Fed Chair; and the European Central Bank (“ECB”) held interest rates at 0.5% due to a “weak, fragile and uneven” recovery in Europe.

For the Reporting Period overall, the MSCI Emerging Markets Index (net, unhedged) (the “MSCI EM Index”) returned 6.53%.* Eleven of the 21 countries in the MSCI EM Index were up for the Reporting Period, with Poland (+23.22%) and the Philippines (+21.46%) recording the largest gains. Taiwan (+19.19%) was the largest contributor on the basis of impact, which takes both weightings and total returns into account.

Seven of the 10 sectors in the MSCI EM Index were positive for the Reporting Period, with information technology (+20.88%) and health care (+15.19%) gaining the most ground. The information technology sector was the largest contributor to MSCI EM Index returns on the basis of impact.

*	All index returns are expressed in U.S. dollar terms.

MARKET REVIEW

International Equities

Developed international equities extended a rally from 2012 into much of the first half of 2013 before bullish sentiment began to fade in May 2013. European equity markets performed well despite a banking crisis in Cyprus, a political stalemate in Italy and further economic contraction in the Eurozone. Japanese equities overall performed particularly well, as its market rallied on the hope that the aggressive stimulus plans of new prime minister Shinzo Abe’s government would promote economic growth and inflation. Further supporting the Japanese equity market was the yen weakening to its lowest level against the U.S. dollar since mid-2009 on expectations the new head of the Bank of Japan, Haruhiku Kuroda, would aggressively pursue a 2% inflation target. A weaker yen benefits Japan’s export-oriented economy. Japanese equities hit a five-year high during May 2013 before taking a sharp downturn along with a number of other global equity markets.

In mid-May 2013, U.S. Fed Chair Bernanke announced the potential tapering of its pace of quantitative easing asset purchases, sparking a global equity market decline. Equity markets reacted negatively again in June 2013 on news the slowing of asset purchases could begin later in 2013, with the program ending by the middle of 2014 if the U.S. economy grows as expected. European equity markets rallied back in July 2013, as the Eurozone reported 0.3% Gross Domestic Product (“GDP”) growth for the second calendar quarter, ending six consecutive quarters of economic contraction. However, uncertainty from worsening geopolitical situations in Egypt and Syria weighed on global equity markets in August 2013. Oil prices responded accordingly, as the international Brent crude oil index hit a six-month high. Gold prices spiked to a three-month high.

Developed international equities rallied strongly in September 2013 on the Fed’s unexpected announcement to delay the tapering of its asset purchases. The rally continued through October 2013 as additional events and data releases suggested global monetary conditions would likely remain loose. For example, the U.S. added fewer jobs than expected in September 2013; Janet Yellen, a relatively dovish choice, was nominated to succeed Ben Bernanke as Fed Chair; the European PMI and the German Ifo Business Climate Index each fell; and the ECB held interest rates at 0.5% due to a “weak, fragile and uneven” recovery in Europe. The Bank of Japan confirmed in October 2013 that it would keep injecting liquidity into the system in an effort to meet its inflation goals.

For the Reporting Period overall, the MSCI EAFE Index (unhedged and net dividend withholding taxes) (“MSCI EAFE Index”) returned 26.88%.* All 22 countries in the MSCI EAFE Index were up for the Reporting Period, with Greece (+77.49%) and Finland (+55.50%) recording the largest gains. Japan (+34.05%) was the largest contributor on the basis of impact, which takes both weightings and total returns into account.

All 10 sectors in the MSCI EAFE Index generated positive returns for the Reporting Period, with consumer discretionary (+44.08%) and telecommunication services (+41.42%) gaining the most. The financials sector (+32.59%) was the largest contributor to MSCI EAFE Index returns on the basis of impact.

*	All index returns are expressed in U.S. dollar terms.

MARKET REVIEW

In the international small cap arena, the MSCI EAFE Small Cap Index (unhedged and net of dividend withholding taxes) (“MSCI EAFE Small Cap Index”) advanced 32.24%* during the Reporting Period. Twenty-one of the 22 countries in the MSCI EAFE Small Cap Index were up for the Reporting Period, with Ireland (+70.867%) and France (62.80%) posting the largest gains. Japan (+29.15%) was the largest contributor on the basis of impact, which takes both weightings and total returns into account.

Nine of the 10 sectors in the MSCI EAFE Small Cap Index recorded positive results for the Reporting Period, with consumer discretionary (+46.39%) and information technology (+44.76%) gaining the most. The consumer discretionary sector was also the largest contributor to MSCI EAFE Small Cap Index returns on the basis of impact.

Looking Ahead

At the end of the Reporting Period, we continued to believe that less expensive stocks are likely to outpace more expensive stocks. In addition, we expected stocks with good momentum to outperform those with poor momentum. We plan to focus on seeking companies about which fundamental research analysts are becoming more positive as well as profitable companies with sustainable earnings and track records of using their capital to enhance shareholder value. As such, we anticipate remaining fully invested, with long-term performance likely to be the result of stock selection rather than sector or capitalization allocations.

We stand behind our investment philosophy that sound economic investment principles, coupled with a disciplined quantitative approach, can provide strong, uncorrelated returns over the long term. Our research agenda is robust, and we continue to enhance our existing models, add new proprietary forecasting signals and improve our trading execution as we seek to provide the most value to our shareholders.

*All	index returns are expressed in U.S. dollar terms.

PORTFOLIO RESULTS

Goldman Sachs Emerging Markets Equity Insights Fund

Portfolio Management Discussion and Analysis

Effective after the close of business on May 3, 2013, the Goldman Sachs Structured Emerging Markets Equity Fund was renamed the Goldman Sachs Emerging Markets Equity Insights Fund (the “Fund”). Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Fund’s performance and positioning for the 12-month period ended October 31, 2013 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional and IR Shares generated average annual total returns, without sales charges, of 8.00%, 7.02%, 8.41% and 8.16%, respectively. These returns compare to the 6.53% average annual total return of the Fund’s benchmark, the MSCI Emerging Markets Standard Index (net, unhedged) (the “Index”), during the same period.

Q	What key factors were most responsible for the Fund’s performance during the Reporting Period?

A	We use two distinct strategies — a bottom-up stock selection strategy and a top-down country/currency selection strategy — to manage the Fund. These strategies are uncorrelated, that is, they tend to perform independently of each other over time, which enables us to greater diversify the portfolio. During the Reporting Period, our country/currency selection strategy contributed positively to the Fund’s relative returns. Our stock selection strategy, which uses fundamental research and stock selection models based on six investment themes, also added to relative performance.

Q	Which investment themes helped and which hurt within the Team’s stock selection strategy?

A	Our bottom-up stock selection strategy added to relative returns during the Reporting Period. We use a quantitative model and six investment themes to take a long-term view of market patterns and look for inefficiencies, selecting stocks for the Fund and overweighting or underweighting those stocks chosen by the model. Over time and by design, the performance of any one of our model’s investment themes tends to have a low correlation with the model’s other themes, demonstrating the diversification benefit of our theme-driven quantitative model. The variance in performance supports our research indicating that the diversification provided by our different investment themes is a significant investment advantage over the long term, even though the Fund may experience underperformance in the short term. Of course, diversification does not protect an investor from market risk nor does it ensure a profit.

During	the Reporting Period, Momentum was the Fund’s best performing theme. Momentum seeks to predict drifts in stock prices caused by delayed investor reaction to company-specific information and information about related companies. Sentiment and Valuation also enhanced relative returns. Sentiment reflects selected investment views and decisions of individuals and financial intermediaries, while Valuation attempts to capture potential mispricings of securities, typically by comparing a measure of the company’s intrinsic value to its market value. Quality and Profitability added value, though to a lesser extent. Quality seeks to assess both firm and management quality. Profitability assesses whether a company is earning more than its cost of capital.

Our	Management theme, which assesses the characteristics, policies and strategic decisions of company management, modestly detracted from relative results during the Reporting Period.

Q	How did the Fund’s sector and industry allocations affect relative results?

A	In constructing the portfolio, we focus on picking stocks rather than on making sector or industry bets. Consequently, the Fund is similar to the Index in terms of its sector and industry allocations and its style. Changes in its sector or industry weights generally do not have a meaningful impact on relative returns.

Q	Did stock selection help or hurt Fund performance during the Reporting Period?

A	We seek to outpace the Index by overweighting stocks we expect to outperform and underweighting those we think may lag. At the same time, we strive to maintain a risk profile similar to the Index. The Fund’s investments are selected using fundamental research and a variety of quantitative techniques based on our investment themes. For example, the Fund aims to hold a basket of stocks with better Momentum characteristics than the benchmark.

During	the Reporting Period, our security selection added to the Fund’s relative performance. Investments in the materials, financials and industrials sectors contributed most

PORTFOLIO RESULTS

positively. Detracting were stock picks in the consumer discretionary, information technology and utilities sectors.

Q	Which stock positions contributed most to the Fund’s relative returns during the Reporting Period?

A	The Fund benefited from overweighted positions in Turk Hava Yollari, a Turkish airline; Great Wall Motor, a Chinese automobile manufacturer; and Mondi, a U.K.-based packaging and paper company. We chose to overweight Turk Hava Yollari because of our positive views on Momentum and Valuation. The Fund was overweight Great Wall Motor as a result of our positive views on Momentum and Management, while the overweight in Mondi was due to our positive views on Momentum and Sentiment.

Q	Which Fund positions detracted most from results during the Reporting Period?

A	The Fund was hampered during the Reporting Period by its overweighted positions in Gitanjali Gems, an India-based diamond and jewelry retailer; Cia de Saneamento Basico do Estado de Sao Paulo, a Brazilian water treatment and waste management company; and Cia de Concessoes Rodoviarias, a Brazilian operator of toll roads. Our positive views on Momentum and Valuation led us to overweight Gitanjali Gems and Cia de Saneamento Basico do Estado de Sao Paulo. The Fund was overweight Cia de Concessoes Rodoviarias as a result of our positive views on Momentum and Management.

Q	What impact did the Team’s country/currency selection strategy have on the Fund’s relative performance during the Reporting Period?

A	Our country/currency strategy added to relative performance during the Reporting Period. The Fund benefited from its underweighted positions relative to the Index in Brazil and Mexico. Its overweight in Russia also added to relative results. The Fund’s underweighted positions in South Korea, Thailand and Taiwan detracted from relative returns during the Reporting Period.

We	made our picks using our proprietary models, which, during the Reporting Period, were based on three investment themes specific to our country/currency strategy — Valuation, Risk Premium and Macro. Valuation favors equity and currency markets that appear cheap relative to accounting measures of value and purchasing power. Risk Premium evaluates whether a country is overcompensating investors for various types of risk. Macro assesses a market’s macroeconomic environment and growth prospects.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund did not use derivatives or similar instruments during the Reporting Period.

Q	What changes did you make to the Fund’s country weightings during the Reporting Period?

A	During the Reporting Period, we shifted the Fund from underweighted positions relative to the Index in South Africa and China to overweighted positions. We also increased the Fund’s overweight in India. We moved the Fund from overweighted positions in Taiwan and Mexico to underweighted positions. In addition, we decreased the Fund’s overweight in Russia.

Q	What were the Fund’s sector and country weightings at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund was overweight in the materials, industrials and consumer discretionary sectors relative to the Index. Compared to the Index, the Fund was underweight the financials, energy, consumer staples, utilities and health care sectors. The Fund was neutral in the information technology and telecommunication services sectors relative to the Index at the end of the Reporting Period.

In	terms of countries, the Fund was overweight India, South Africa, China, Brazil, Thailand, Turkey and Russia relative to the Index at the end of the Reporting Period. The Fund was underweight compared to the Index in Morocco, Chile, Egypt, Peru, South Korea, the Philippines, Malaysia, Poland, Taiwan, Colombia, Mexico, Indonesia, the Czech Republic and Hungary at the end of the Reporting Period.

FUND BASICS

Emerging Markets Equity Insights Fund

as of October 31, 2013

PERFORMANCE REVIEW
November 1, 2012–October 31, 2013	Fund Total Return (based on NAV)[1]	MSCI EMF Index[2]
Class A	8.00%	6.53%
Class C	7.02	6.53
Institutional	8.41	6.53
Class IR	8.16	6.53

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The MSCI Emerging Markets Standard Index (net, unhedged) (the “MSCI EMF Index”) is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. As of November 27, 2013, the MSCI EMF Index consisted of the following 21 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey. Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 9/30/13	One Year	Five Years	Since Inception	Inception Date
Class A	-1.71%	6.58%	-2.37%	10/5/07
Class C	2.29	7.10	-2.11	10/5/07
Institutional	4.42	8.21	-1.06	10/5/07
Class IR	4.29	N/A	5.41	8/31/10

[3]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional and Class IR Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.58%	1.69%
Class C	2.33	2.46
Institutional	1.18	1.30
Class IR	1.33	1.41

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Fund’s waivers and/or expense limitations will remain in place through at least February 28, 2014, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 10/31/13[5]
Holding	% of Total Net Assets	Line of Business	Country
China Construction Bank Corp. Class H	2.9%	Banks	China
Samsung Electronics Co. Ltd.	2.8	Semiconductors & Semiconductor Equipment	South Korea
OAO Lukoil ADR	2.6	Energy	Russia
Vanguard FTSE Emerging Markets Fund	2.6	Exchange Traded Fund	Other
Itau Unibanco Holdings SA ADR	2.5	Banks	Brazil
Bank of China Ltd. Class H	2.4	Banks	China
MTN Group Ltd.	2.2	Telecommunication Services	South Africa
Sberbank of Russia	2.2	Banks	Russia
Infosys Ltd. ADR	2.1	Software and Services	India
OAO Tatneft ADR	1.9	Energy	Russia

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS[6]
As of October 31, 2013

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall industry sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. Underlying sector allocations of exchange traded funds held by the Fund are not reflected in the graph above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Investments in the securities lending reinvestment vehicle represented 2.3% of the Fund’s net assets at October 31, 2013. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments

GOLDMAN SACHS EMERGING MARKETS EQUITY INSIGHTS FUND

Performance Summary

October 31, 2013

The following graph shows the value, as of October 31, 2013, of a $10,000 investment made on October 5, 2007 (commencement of operations) in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the MSCI Emerging Markets Standard Index (net, unhedged), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class C and Class IR Shares will vary from Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the Investment Adviser’s decisions regarding issuer/industry/country investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.

Emerging Markets Equity Insights Fund’s Lifetime Performance

Performance of a $10,000 Investment, with distributions reinvested, from October 5, 2007 through October 31, 2013.

Average Annual Total Return through October 31, 2013	One Year	Five Years	Since Inception
Class A (Commenced October 5, 2007)
Excluding sales charges	8.00%	16.19%	-0.82%
Including sales charges	2.05%	14.87%	-1.74%

Class C (Commenced October 5, 2007)
Excluding contingent deferred sales charges	7.02%	15.40%	-1.49%
Including contingent deferred sales charges	6.02%	15.40%	-1.49%

Institutional (Commenced October 5, 2007)	8.41%	16.64%	-0.41%

Class IR (Commenced August 31, 2010)	8.16%	N/A	6.52%

PORTFOLIO RESULTS

Goldman Sachs International Equity Insights Fund

Portfolio Management Discussion and Analysis

Effective after the close of business on May 3, 2013, the Goldman Sachs Structured International Equity Fund was renamed the Goldman Sachs International Equity Insights Fund (the “Fund”). Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Fund’s performance and positioning for the 12-month period ended October 31, 2013 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, B, C, Institutional, Service, IR and R Shares generated average annual total returns, without sales charges, of 26.31%, 25.31%, 25.33%, 26.71%, 26.13%, 26.55% and 25.99%, respectively. These returns compare to the 26.88% average annual total return of the Fund’s benchmark, the MSCI EAFE Index (unhedged and net of dividend withholding taxes) (the “Index”), during the same period.

Q	What key factors were most responsible for the Fund’s performance during the Reporting Period?

A	We use two distinct strategies — a bottom-up stock selection strategy and a top-down country/currency selection strategy — to manage the Fund. These strategies are uncorrelated, that is, they tend to perform independently of each other over time, which enables us to greater diversify the portfolio. Our country/currency selection strategy detracted from the Fund’s relative returns during the Reporting Period. Our bottom-up stock selection strategy, which uses fundamental research and stock selection models based on six investment themes, added to the Fund’s relative performance.

Q	Which investment themes helped and which hurt within the Team’s stock selection strategy?

A	Our bottom-up stock selection strategy performed well largely because of our investment themes. We use a quantitative model and six investment themes to take a long-term view of market patterns and look for inefficiencies, selecting stocks for the Fund and overweighting or underweighting those stocks chosen by the model. Over time and by design, the performance of any one of our model’s investment themes tends to have a low correlation with the model’s other themes, demonstrating the diversification benefit of our theme-driven quantitative model. The variance in performance supports our research indicating that the diversification provided by our different investment themes is a significant investment advantage over the long term, even though the Fund may experience underperformance in the short term. Of course, diversification does not protect an investor from market risk nor does it ensure a profit.

Momentum, which seeks to predict drifts in stock prices caused by delayed investor reaction to company-specific information and information about related companies, was the Fund’s best performing theme. Valuation, Sentiment, Quality and Profitability also added to relative returns. Valuation attempts to capture potential mispricings of securities, typically by comparing a measure of the company’s intrinsic value to its market value. Sentiment reflects selected investment views and decisions of individuals and financial intermediaries. Quality seeks to assess both firm and management quality. Profitability assesses whether a company is earning more than its cost of capital.

Our Management theme detracted from the Fund’s relative performance. Management assesses the characteristics, policies and strategic decisions of company management.

Q	How did the Fund’s sector and industry allocations affect relative results?

A	In constructing the portfolio, we focus on picking stocks rather than on making sector or industry bets. Consequently, the Fund is similar to the Index in terms of its sector and industry allocations and its style. Changes in its sector or industry weights generally do not have a meaningful impact on relative returns.

Q	Did stock selection help or hurt Fund performance during the Reporting Period?

A	We seek to outpace the Index by overweighting stocks we expect to outperform and underweighting those we think may lag. At the same time, we strive to maintain a risk profile similar to the Index. The Fund’s investments are selected using fundamental research and a variety of quantitative techniques based on our investment themes. For example, the Fund aims to hold a basket of stocks with better Momentum characteristics than the benchmark.

PORTFOLIO RESULTS

During the Reporting Period, our security selection enhanced the Fund’s relative returns. Stock picks in the industrials, financials and materials sectors contributed most positively. Investments in the energy, utilities and consumer staples sectors dampened performance.

Q	Which stock positions contributed most to the Fund’s relative returns during the Reporting Period?

A	The Fund benefited from overweighted positions in London- headquartered airline company easyJet, British financial services firm Barclays and German mass media company ProSiebenSat.1 Media. We assumed the overweight in easyJet because of our positive views on Momentum and Sentiment. The Fund was overweight Barclays as a result of our positive views on Momentum and Valuation. Our positive views on Momentum and Quality led us to overweight ProSiebenSat.1 Media.

Q	Which Fund positions detracted most from results during the Reporting Period?

A	The Fund was hindered by overweighted positions in Petrofac, a U.K.-based provider of facilities services to the oil, gas and energy production and processing industries; Deutsche Bank, a German global banking and financial services firm; and Tullow Oil, a U.K.-headquartered oil and gas exploration company. We chose to overweight Petrofac and Tullow Oil because of our positive views on Momentum and Profitability. The overweight to Deutsche Bank was established because of our positive views on Valuation and Momentum.

Q	What impact did the Team’s country/currency selection strategy have on the Fund’s relative performance during the Reporting Period?

A	Our country/currency selection strategy hurt the Fund’s relative performance during the Reporting Period. The Fund’s underweighted positions in Hong Kong and Australia and its overweighted position in France detracted from returns. On the positive side, the Fund benefited from underweighted positions in Italy and Spain and an overweighted position in Japan.

We made our picks using our proprietary models, which, during the Reporting Period, were based on five investment factors specific to our country/currency strategy — Valuation, Momentum, Risk Premium, Fund Flows and Macro. Valuation favors equity and currency markets that appear cheap relative to accounting measures of value and purchasing power. The Momentum factor favors countries and currencies that have had strong recent outperformance. Risk Premium evaluates whether a country is overcompensating investors for various types of risk, while Fund Flows evaluates the strength of capital market inflows. Finally, Macro assesses a market’s macroeconomic environment and growth prospects.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we used index futures contracts to equitize the Fund’s cash holdings. In other words, we put the Fund’s cash holdings to work by using them as collateral for the purchase of index futures contracts.

Q	What changes did you make to the Fund’s country weightings during the Reporting Period?

A	During the Reporting Period, we moved the Fund from underweighted positions relative to the Index in Japan and Switzerland to overweighted positions. We decreased the Fund’s underweight in Australia and its overweight in Germany. We also shifted the Fund from overweighted positions compared to the Index in Sweden and Hong Kong to underweighted positions.

Q	What were the Fund’s sector and country weightings at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund was overweight the consumer discretionary, industrials, health care, information technology, telecommunication services and utilities sectors relative to the Index. Compared to the Index, the Fund was underweight the financials, energy and materials sectors at the end of the Reporting Period. The Fund was neutral in the consumer staples sector at the end of the Reporting Period.

In terms of countries, the Fund was overweight relative to the Index in Japan, Switzerland, France, the U.K., Belgium, the Netherlands and Germany. It was underweight Spain, Sweden, Australia, Italy, Hong Kong, Singapore, Denmark, Finland, Israel, Ireland and Austria. Compared to the Index, the Fund was relatively neutral in Norway, Greece, New Zealand and Portugal at the end of the Reporting Period.

FUND BASICS

International Equity Insights Fund

as of October 31, 2013

PERFORMANCE REVIEW
November 1, 2012–October 31, 2013	Fund Total Return (based on NAV)[1]	MSCI EAFE (Net) Index[2]
Class A	26.31%	26.88%
Class B	25.31	26.88
Class C	25.33	26.88
Institutional	26.71	26.88
Service	26.13	26.88
Class IR	26.55	26.88
Class R	25.99	26.88

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US & Canada. As of November 27, 2013, the MSCI EAFE Index consisted of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 9/30/13	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	15.66%	3.16%	6.51%	3.10%	8/15/97
Class B	16.34	3.15	6.48	3.20	8/15/97
Class C	20.45	3.57	6.33	2.82	8/15/97
Institutional	22.77	4.76	7.55	3.99	8/15/97
Service	22.22	4.25	7.02	3.48	8/15/97
Class IR	22.81	4.61	N/A	-2.27	11/30/07
Class R	22.13	4.12	N/A	-2.72	11/30/07

[3]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Class B Shares convert automatically to Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after purchase. Returns for Class B Shares for the period after conversion reflect the performance of Class A Shares. Because Institutional, Service, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns. The Fund’s Class B Shares are no longer available for purchase by new or existing shareholders (although current Class B shareholders may continue to reinvest income and capital gains distributions into Class B Shares, and Class B shareholders may continue to exchange their shares for Class B Shares of certain other Goldman Sachs Funds).

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.28%	1.37%
Class B	2.04	2.12
Class C	2.04	2.12
Institutional	0.88	0.97
Service	1.38	1.47
Class IR	1.04	1.11
Class R	1.53	1.62

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Fund’s waivers and/or expense limitations will remain in place through at least February 28, 2014, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 10/31/13[5]
Holding	% of Total Net Assets	Line of Business	Country
Roche Holding AG	3.2%	Pharmaceuticals, Biotechnology & Life Sciences	Switzerland
HSBC Holdings PLC	2.8	Banks	United Kingdom
Vodafone Group PLC ADR	2.5	Telecommunication Services	United Kingdom
Toyota Motor Corp.	2.1	Automobiles & Components	France
BP PLC ADR	2.0	Energy	United Kingdom
Compagnie Generale des Etablissements Michelin Class B	1.8	Automobiles & Components	France
Sanofi	1.7	Pharmaceuticals, Biotechnology & Life Sciences	France
BNP Paribas SA	1.7	Banks	France
British American Tobacco PLC	1.7	Food, Beverage & Tobacco	United Kingdom
Royal Dutch Shell PLC Class B	1.5	Energy	Netherlands

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS[6]
As of October 31, 2013

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall industry sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Investments in the securities lending reinvestment vehicle represented 0.6% of the Fund’s net assets at October 31, 2013. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUND

Performance Summary

October 31, 2013

The following graph shows the value, as of October 31, 2013, of a $10,000 investment made on November 1, 2003 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the MSCI EAFE Index (net, unhedged), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class B, Class C, Service, Class IR and Class R Shares will vary from Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the Investment Adviser’s decisions regarding issuer/industry/country investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.

International Equity Insights Fund’s 10 Year Performance

Performance of a $10,000 Investment, with distributions reinvested, from November 1, 2003 through October 31, 2013.

Average Annual Total Return through October 31, 2013	One Year	Five Years	Ten Years	Since Inception
Class A (Commenced August 15, 1997)
Excluding sales charges	26.31%	10.25%	6.78%	3.68%
Including sales charges	19.41%	9.00%	6.18%	3.32%

Class B (Commenced August 15, 1997)
Excluding contingent deferred sales charges	25.31%	9.40%	6.17%	3.41%
Including contingent deferred sales charges	20.18%	9.08%	6.17%	3.41%

Class C (Commenced August 15, 1997)
Excluding contingent deferred sales charges	25.33%	9.43%	6.00%	3.03%
Including contingent deferred sales charges	24.30%	9.43%	6.00%	3.03%

Institutional (Commenced August 15, 1997)	26.71%	10.69%	7.23%	4.21%

Service (Commenced August 15, 1997)	26.13%	10.13%	6.69%	3.70%

Class IR (Commenced November 30, 2007)	26.55%	10.51%	N/A	-1.65%

Class R (Commenced November 30, 2007)	25.99%	10.01%	N/A	-2.10%

PORTFOLIO RESULTS

Goldman Sachs International Small Cap Insights Fund

Portfolio Management Discussion and Analysis

Effective after the close of business on May 3, 2013, the Goldman Sachs Structured International Small Cap Fund was renamed the Goldman Sachs International Small Cap Insights Fund (the “Fund”). Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Fund’s performance and positioning for the 12-month period ended October 31, 2013 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional and IR Shares generated average annual total returns, without sales charges, of 34.41%, 33.40%, 34.96% and 34.77%, respectively. These returns compare to the 32.24% average annual total return of the Fund’s benchmark, the MSCI EAFE Small Cap Index (unhedged and net of dividend withholding taxes) (the “Index”), during the same period.

Q	What key factors were most responsible for the Fund’s performance during the Reporting Period?

A	As expected, and in keeping with our investment approach, our quantitative model and its six investment themes had the greatest impact on relative performance. We use these themes to take a long-term view of market patterns and look for inefficiencies, selecting stocks for the Fund and overweighting or underweighting those stocks chosen by the model. Over time and by design, the performance of any one of our model’s investment themes tends to have a low correlation with the model’s other themes, demonstrating the diversification benefit of our theme-driven quantitative model. The variance in performance supports our research indicating that the diversification provided by our different investment themes is a significant investment advantage over the long term, even though the Fund may experience underperformance in the short term. Of course, diversification does not protect an investor from market risk nor does it ensure a profit.

Momentum was the Fund’s best performing theme during the Reporting Period. Momentum seeks to predict drifts in stock prices caused by delayed investor reaction to company-specific information and information about related companies. Valuation and Sentiment also contributed positively. The Valuation theme attempts to capture potential mispricings of securities, typically by comparing a measure of the company’s intrinsic value to its market value. Sentiment reflects selected investment views and decisions of individuals and financial intermediaries. In addition, Quality and Profitability added value, though to a lesser extent. Quality seeks to assess both firm and management quality. Profitability assesses whether a company is earning more than its cost of capital.

Our Management theme, which assesses the characteristics, policies and strategic decisions of company management, detracted from relative performance during the Reporting Period.

Q	How did the Fund’s sector and industry allocations affect relative results?

A	In constructing the portfolio, we focus on picking stocks rather than on making sector or industry bets. Consequently, the Fund is similar to the Index in terms of its sector and industry allocations and its style. Changes in its sector or industry weights generally do not have a meaningful impact on relative returns.

Q	Did stock selection help or hurt Fund performance during the Reporting Period?

A	We seek to outpace the Index by overweighting stocks we expect to outperform and underweighting those we think may lag. At the same time, we strive to maintain a risk profile similar to the Index. The Fund’s investments are selected using fundamental research and a variety of quantitative techniques based on our investment themes. For example, the Fund aims to hold a basket of stocks with better Momentum characteristics than the benchmark.

During the Reporting Period, security selection added to the Fund’s relative returns. Our stock picks in the materials, financials and industrials sectors contributed most positively. Investments in the information technology, utilities and health care sectors dampened relative performance.

PORTFOLIO RESULTS

Q	Which stock positions contributed most to the Fund’s relative returns during the Reporting Period?

A	The Fund benefited from overweighted positions in London- headquartered airline company easyJet; Norway-based producer of products for the solar energy market REC Silicon; and French plastics manufacturer Compagnie Plastic- Omnium. We chose to overweight easyJet and Compagnie Plastic-Omnium because of our positive views on Momentum and Sentiment. Our positive views on Quality and Valuation led us to overweight REC Silicon.

Q	Which Fund positions detracted most from results during the Reporting Period?

A	The Fund was hurt by its overweighted position in U.K. retailer Debenhams and its underweighted positions in Alcatel-Lucent, a French telecommunications equipment maker, and GungHo Online Entertainment, a Japanese video game company. We chose to overweight Debenhams as a result of our positive views on Management and Valuation. Because of our negative views on Momentum and Profitability, the Fund was underweight Alcatel-Lucent. The underweight in GungHo Online Entertainment was established due to our negative views on Momentum and Valuation.

Q	What impact did country selection have on the Fund’s relative performance during the Reporting Period?

A	To construct the portfolio, we focus on security selection rather than on making country bets. As a result, the Fund is similar to the Index in terms of its country allocation; changes in its country weightings are generally the result of our stock picking. That said, the Fund benefited during the Reporting Period from its underweight relative to the Index in the U.K. and its overweighted positions in Germany and Austria. The Fund was hurt by its underweighted positions compared to the Index in Ireland and Greece and its overweighted position in Japan. Security selection in all six countries added to returns.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we used index futures contracts to equitize the Fund’s cash holdings. In other words, we put the Fund’s cash holdings to work by using them as collateral for the purchase of index futures contracts.

Q	What changes did you make to the Fund’s country weightings during the Reporting Period?

A	The largest shifts we made during the Reporting Period were to increase the Fund’s weightings compared to the Index in Switzerland, Germany and the Netherlands and to decrease the Fund’s relative weightings in Sweden, Italy and the U.K.

Q	What were the Fund’s sector and country weightings at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund was overweight the industrials, information technology, consumer discretionary and telecommunication services sectors relative to the Index. Compared to the Index, the Fund was underweight the consumer staples, energy, health care, utilities and financials sectors at the end of the Reporting Period. The Fund was neutral in the materials sector at the end of the Reporting Period.

In terms of countries, the Fund was overweight Germany, Spain, the Netherlands, Switzerland, Australia, France, Japan, Italy and Sweden relative to the Index. It was underweight the U.K., Singapore, Hong Kong, Finland, Israel, Norway, Ireland, Greece and New Zealand. At the end of the Reporting Period, the Fund was relatively neutral compared to the Index in Denmark, Portugal, Belgium and Austria.

FUND BASICS

International Small Cap Insights Fund

as of October 31, 2013

PERFORMANCE REVIEW
November 1, 2012–October 31, 2013	Fund Total Return (based on NAV)[1]	MSCI EAFE Small Cap Index[2]
Class A	34.41%	32.24%
Class C	33.40	32.24
Institutional	34.96	32.24
Class IR	34.77	32.24

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charge.

[2]	The MSCI EAFE Small Cap (Net) Index (unhedged and net of dividend withholding taxes) is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the US and Canada. MSCI selects the most liquid securities across developed markets relative to their market capitalization, and targets for index inclusion 40% of the full market capitalization of the eligible small cap universe within each industry group, within each country. Its returns include net reinvested dividends but, unlike Fund returns, do not reflect the payment of sales commissions or other expenses incurred in the purchase or sale of the securities included in the Index. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 9/30/13	One Year	Five Years	Since Inception	Inception Date
Class A	23.63%	12.42%	2.26%	9/28/07
Class C	28.89	12.89	2.50	9/28/07
Institutional	31.43	14.17	3.65	9/28/07
Class IR	31.20	N/A	17.23	8/31/10

[3]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional and Class IR Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.30%	1.51%
Class C	2.05	2.26
Institutional	0.90	1.11
Class IR	1.05	1.26

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Fund’s waivers and/or expense limitations will remain in place through at least February 28, 2014, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 10/31/13[5]
Holding	% of Total Net Assets	Line of Business	Country
Mondi PLC	0.9%	Materials	United Kingdom
DS Smith PLC	0.8	Materials	United Kingdom
DMG Mori Seiki AG	0.8	Capital Goods	Germany
Logitech International SA (Registered)	0.8	Technology Hardware & Equipment	Switzerland
Home Retail Group PLC	0.8	Retailing	United Kingdom
GAM Holdings AG	0.8	Diversified Financials	Switzerland
Societe Television Francaise 1	0.8	Media	France
Drillisch AG	0.8	Telecommunication Services	Germany
Kakaku.com, Inc.	0.8	Software & Services	Japan
Plastic Omnium SA	0.7	Automobiles & Components	France

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS[6]
As of October 31, 2013

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Investment in the securities lending reinvestment vehicle represented 6.6% of the Fund’s net assets at October 31, 2013. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

GOLDMAN SACHS INTERNATIONAL SMALL CAP INSIGHTS FUND

Performance Summary

October 31, 2013

The following graph shows the value, as of October 31, 2013, of a $10,000 investment made on September 28, 2007 (commencement of operations) in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the MSCI EAFE Small Cap Index (net, unhedged), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class C and Class IR Shares will vary from Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the Investment Adviser’s decisions regarding issuer/industry/country investments election and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.

International Small Cap Insights Fund’s Lifetime Performance

Performance of a $10,000 Investment, with distributions reinvested, from September 28, 2007 through October 31, 2013.

Average Annual Total Return through October 31, 2013	One Year	Five Years	Since Inception
Class A (Commenced September 28, 2007)
Excluding sales charges	34.41%	20.43%	3.80%
Including sales charges	27.05%	19.06%	2.84%

Class C (Commenced September 28, 2007)
Excluding contingent deferred charges	33.40%	19.60%	3.07%
Including contingent deferred charges	32.35%	19.60%	3.07%

Institutional (Commenced September 28, 2007)	34.96%	20.93%	4.23%

Class IR (Commenced August 31, 2010)	34.77%	N/A	18.09%

GOLDMAN SACHS EMERGING MARKETS EQUITY INSIGHTS FUND

Schedule of Investments

October 31, 2013

Shares	Description	Value

Common Stocks – 91.9%
Brazil – 9.0%
404,700	Banco Bradesco SA (Banks)	$6,487,268
90,500	Banco Bradesco SA ADR (Banks)	1,305,010
745,100	Banco do Brasil SA (Banks)	9,862,743
377,100	BRF SA (Food, Beverage & Tobacco)	8,854,326
739,200	Companhia Siderurgica Nacional SA ADR (Materials)(a)	4,095,168
177,275	Embraer SA ADR (Capital Goods)	5,210,112
153,100	Gerdau SA ADR (Materials)	1,214,083
48,900	Mahle-Metal Leve SA Industria e Comercio (Automobiles & Components)	610,977
382,600	Porto Seguro SA (Insurance)	4,807,691
83,800	Sul America SA (Insurance)	613,481
597,200	Vale SA ADR (Materials)(a)	9,561,172

		52,622,031

China – 17.2%
21,781,000	Agricultural Bank of China Ltd. Class H (Banks)	10,496,155
4,684,000	Angang Steel Co. Ltd. Class H (Materials)*(a)	2,835,922
30,252,000	Bank of China Ltd. Class H (Banks)	14,203,819
5,828,000	China Communications Construction Co. Ltd. Class H (Capital Goods)	4,756,897
22,092,000	China Construction Bank Corp. Class H (Banks)	17,188,177
5,132,500	China Merchants Bank Co. Ltd. Class H (Banks)	10,205,430
704,500	China Minsheng Banking Corp. Ltd. Class H (Banks)	807,313
2,414,000	China Railway Construction Corp. Ltd. Class H (Capital Goods)	2,647,717
2,302,000	Chongqing Rural Commercial Bank Class H (Banks)	1,162,946
5,014,000	CNOOC Ltd. (Energy)	10,198,333
1,820,000	FIH Mobile Ltd. (Technology Hardware & Equipment)*	1,025,195
655,500	Fosun International Ltd. (Materials)	630,061
973,500	Great Wall Motor Co. Ltd. Class H (Automobiles & Components)	5,721,963
135,500	Greentown China Holdings Ltd. (Real Estate)	263,800
1,135,200	Guangzhou R&F Properties Co. Ltd. Class H (Real Estate)	1,988,907
12,499,000	Industrial & Commercial Bank of China Ltd. Class H (Banks)	8,762,125
87,600	NetEase, Inc. ADR (Software & Services)	5,913,876
2,822,000	Yashili International Holdings Ltd. (Food, Beverage & Tobacco)	1,317,637

		100,126,273

Czech Republic – 0.2%
3,442	Komercni Banka AS (Banks)	852,611

Common Stocks – (continued)
Hong Kong – 3.6%
174,000	China Mengniu Dairy Co. Ltd. (Food, Beverage & Tobacco)	$765,411
722,500	China Mobile Ltd. (Telecommunication Services)	7,507,967
982,000	China Resources Power Holdings Co. Ltd. (Utilities)	2,570,551
11,995,000	Geely Automobile Holdings Ltd. (Automobiles & Components)	6,046,517
1,276,855	Shenzhen Investment Ltd. (Real Estate)	510,930
643,000	Shimao Property Holdings Ltd. (Real Estate)	1,616,026
2,056,000	Xinyi Glass Holdings Ltd. (Automobiles & Components)	2,036,251

		21,053,653

India – 9.2%
58,196	Bajaj Holdings and Investment Ltd. (Diversified Financials)	781,628
74,820	Bharti Airtel Ltd. (Telecommunication Services)	446,582
825,260	Cairn India Ltd. (Energy)	4,247,955
495,673	HCL Technologies Ltd. (Software & Services)	8,836,888
661,308	Idea Cellular Ltd. (Telecommunication Services)	1,857,736
320,740	Indiabulls Housing Finance Ltd. (Banks)	1,115,844
250,490	Indian Bank (Banks)	340,976
232,709	Infosys Ltd. ADR (Software & Services)	12,347,539
889,163	Oil & Natural Gas Corp. Ltd. (Energy)	4,248,828
156,688	Tata Consultancy Services Ltd. (Software & Services)	5,383,630
835,458	Tata Motors Ltd. (Automobiles & Components)	5,195,609
1,168,952	Wipro Ltd. (Software & Services)	9,099,977

		53,903,192

Indonesia – 0.9%
1,520,500	PT Bank Negara Indonesia (Persero) Tbk (Banks)	648,170
1,310,500	PT Bank Rakyat Indonesia (Persero) Tbk (Banks)	919,745
895,000	PT Indocement Tunggal Prakarsa Tbk (Materials)	1,658,619
186,500	PT Indofood CBP Sukses Makmur Tbk (Food, Beverage & Tobacco)	185,155
1,672,000	PT Indofood Sukses Makmur Tbk (Food, Beverage & Tobacco)	985,020
2,062,000	PT Perusahaan Gas Negara (Persero) Tbk (Utilities)	932,628

		5,329,337

The accompanying notes are an integral part of these financial statements.	25

GOLDMAN SACHS EMERGING MARKETS EQUITY INSIGHTS FUND

Schedule of Investments (continued)

October 31, 2013

Shares	Description	Value

Common Stocks – (continued)
Malaysia – 1.6%
4,711,400	Genting Malaysia Berhad (Consumer Services)	$6,448,738
119,400	Hartalega Holdings Berhad (Health Care Equipment & Services)	273,569
1,345,300	IOI Corp. Berhad (Food, Beverage & Tobacco)	2,320,737

		9,043,044

Mexico – 2.9%
282,480	Cemex SAB de CV ADR (Materials)*	2,988,638
121,900	Gruma SAB de CV Class B (Food, Beverage & Tobacco)*	835,448
69,260	Grupo Aeroportuario del Pacifico SAB de CV ADR (Transportation)	3,600,827
47,270	Grupo Aeroportuario del Sureste SAB de CV ADR (Transportation)	5,625,603
90,900	Grupo Carso SAB de CV Series A-1 (Capital Goods)	489,013
1,095,300	Kimberly-Clark de Mexico SAB de CV Class A (Household & Personal Products)	3,330,246

		16,869,775

Philippines – 0.6%
44,605	Philippine Long Distance Telephone Co. ADR (Telecommunication Services)	2,950,621
262,870	Universal Robina Corp. (Food, Beverage & Tobacco)	775,896

		3,726,517

Poland – 1.5%
66,251	Eurocash SA (Food & Staples Retailing)	1,017,704
1,932,011	Polskie Gornictwo Naftowe i Gazownictwo SA (Energy)	3,553,411
26,170	Powszechny Zaklad Ubezpieczen SA (Insurance)	3,980,784

		8,551,899

Russia – 9.0%
201,105	Mail.ru Group Ltd. GDR (Software & Services)	7,416,752
93,336	OAO Gazprom Neft ADR (Energy)(a)	2,102,528
234,528	OAO Lukoil ADR (Energy)	15,360,146
263,513	OAO Tatneft ADR (Energy)	10,824,576
177,500	OJSC Mobile Telesystems ADR (Telecommunication Services)	4,047,000
3,921,910	Sberbank of Russia (Banks)	12,577,007

		52,328,009

Common Stocks – (continued)
South Africa – 8.5%
292,326	Investec Ltd. (Diversified Financials)	$2,071,890
191,299	Kumba Iron Ore Ltd. (Materials)	8,000,169
329,153	Liberty Holdings Ltd. (Insurance)	4,069,454
907,392	MMI Holdings Ltd. (Insurance)	2,224,547
491,387	Mondi Ltd. (Materials)	8,783,188
637,628	MTN Group Ltd. (Telecommunication Services)	12,674,234
123,706	Sun International Ltd. (Consumer Services)	1,256,315
640,877	Super Group Ltd. (Retailing)*	1,570,472
803,722	Vodacom Group Ltd. (Telecommunication Services)	9,219,066

		49,869,335

South Korea – 13.7%
13,428	Chong Kun Dang Pharm Corp. (Pharmaceuticals, Biotechnology & Life Sciences)	1,008,920
8,524	Daelim Industrial Co. Ltd. (Capital Goods)	791,225
85,080	Daou Technology, Inc. (Software & Services)	1,165,961
2,499	GS Home Shopping, Inc. (Retailing)	576,248
22,090	Halla Visteon Climate Control Corp. (Automobiles & Components)	826,004
63,070	Hanwha Corp. (Materials)	2,387,239
16,960	Hwa Shin Co. Ltd. (Automobiles & Components)	204,516
132,144	Hyosung Corp. (Materials)	8,908,568
2,344	Hyundai Home Shopping Network Corp. (Retailing)	371,105
40,393	Hyundai Motor Co. (Automobiles & Components)	9,623,383
592	KCC Corp. (Capital Goods)	237,405
185,068	Kia Motors Corp. (Automobiles & Components)	10,752,677
229,410	LG Uplus Corp. (Telecommunication Services)*	2,626,767
11,654	Samsung Electronics Co. Ltd. (Semiconductors & Semiconductor Equipment)	16,071,555
16,714	Samyang Holdings Corp. (Food, Beverage & Tobacco)	1,396,362
40,813	SK Holdings Co. Ltd. (Capital Goods)	7,396,947
68,033	SK Innovation Co. Ltd. (Energy)	9,535,446
18,658	SK Telecom Co. Ltd. (Telecommunication Services)	4,065,956
33,360	Ssangyong Motor Co. (Automobiles & Components)*	262,825
88,764	Sungwoo Hitech Co. Ltd. (Automobiles & Components)	1,373,133
9,030	TK Corp. (Capital Goods)*	183,314

		79,765,556

26	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS EQUITY INSIGHTS FUND

Shares	Description	Value

Common Stocks – (continued)
Taiwan – 7.9%
3,008,000	AcBel Polytech, Inc. (Capital Goods)	$3,044,287
1,778,873	Cathay Financial Holding Co. Ltd. (Insurance)	2,687,452
487,000	Chin-Poon Industrial Co. Ltd. (Technology Hardware & Equipment)	812,775
70,000	Depo Auto Parts Industrial Co. Ltd. (Automobiles & Components)	245,710
6,787,000	Fubon Financial Holding Co. Ltd. (Diversified Financials)	9,946,751
1,435,000	Grand Pacific Petrochemical (Materials)	1,107,579
689,000	Grape King Bio Ltd. (Household & Personal Products)	3,316,675
729,000	Huang Hsiang Construction Co. (Real Estate)	1,464,224
469,000	Inventec Corp. (Technology Hardware & Equipment)	419,783
3,342,000	King Yuan Electronics Co. Ltd. (Semiconductors & Semiconductor Equipment)	2,330,359
2,669,000	Lite-On Technology Corp. (Technology Hardware & Equipment)	4,672,492
262,000	Nien Hsing Textile Co. Ltd. (Consumer Durables & Apparel)	284,261
305,000	President Chain Store Corp. (Food & Staples Retailing)	2,224,661
562,000	Rechi Precision Co. Ltd. (Capital Goods)	561,229
227,000	Sercomm Corp. (Technology Hardware & Equipment)	316,930
16,000	St Shine Optical Co. Ltd. (Health Care Equipment & Services)	471,237
314,800	Taiwan Semiconductor Manufacturing Co. Ltd. ADR (Semiconductors & Semiconductor Equipment)	5,795,468
2,545,000	Teco Electric and Machinery Co. Ltd. (Capital Goods)	2,714,295
717,000	Tung Ho Steel Enterprise Corp. (Materials)	642,931
184,000	United Integrated Services Co. Ltd. (Capital Goods)	203,181
2,818,000	Vanguard International Semiconductor Corp. (Semiconductors & Semiconductor Equipment)	3,046,065

		46,308,345

Thailand – 2.5%
317,100	Advanced Info Service PCL (Registered) (Telecommunication Services)	2,596,640
1,315,300	Airports of Thailand PCL (Transportation)	8,951,433

Common Stocks – (continued)
Thailand – (continued)
4,702,800	BTS Group Holdings PCL (Transportation)	$1,328,805
465,500	PTT Global Chemical PCL (Materials)	1,173,879
671,100	Thanachart Capital PCL (Banks)	745,538

		14,796,295

Turkey – 3.6%
93,343	Aksa Akrilik Kimya Sanayii (Consumer Durables & Apparel)	384,991
6,754,457	Eregli Demir ve Celik Fabrikalari TAS (Materials)	9,339,094
30,895	Ford Otomotiv Sanayi AS (Automobiles & Components)	433,734
630,340	Tofas Turk Otomobil Fabrikasi AS (Automobiles & Components)	4,167,106
1,235,102	Turk Hava Yollari (Transportation)	4,815,886
275,753	Turkiye Sinai Kalkinma Bankasi AS (Banks)	268,554
190,777	Ulker Biskuvi Sanayi AS (Food, Beverage & Tobacco)	1,455,288
153,071	Yapi ve Kredi Bankasi AS (Banks)	353,307

		21,217,960

TOTAL COMMON STOCKS
(Cost $486,964,708)		$536,363,832

Preferred Stocks – 4.8%
Brazil – 3.9%
25,800	Companhia Brasileira de Distribuicao Grupo Pao de Acucar ADR (Food & Staples Retailing)(a)	$1,300,836
47,000	Companhia Energetica de Sao Paulo Class B (Utilities)	490,655
933,900	Itau Unibanco Holding SA ADR (Banks)	14,391,399
66,800	Usinas Siderurgicas de Minas Gerais SA Class A (Materials)*	353,057
436,400	Vale SA (Materials)	6,387,667

		22,923,614

Russia – 0.3%
132	OAO AK Transneft (Energy)	337,834
1,106,284	OJSC Surgutneftegas (Energy)	822,922
211,000	Sberbank of Russia (Banks)	546,991

		1,707,747

The accompanying notes are an integral part of these financial statements.	27

GOLDMAN SACHS EMERGING MARKETS EQUITY INSIGHTS FUND

Schedule of Investments (continued)

October 31, 2013

Shares	Description	Value

Preferred Stocks – (continued)
South Korea – 0.6%
7,683	Hyundai Motor Co. (Automobiles & Components)	$868,323
2,960	Samsung Electronics Co. Ltd. (Semiconductors & Semiconductor Equipment)	2,853,349

		3,721,672

TOTAL PREFERRED STOCKS
(Cost $22,795,250)		$28,353,033

Exchange Traded Fund – 2.6%
United States – 2.6%
360,950	Vanguard FTSE Emerging Markets Fund	$15,112,976
(Cost $14,762,924)

Units	Description	Expiration Month	Value

Warrant – 0.0%
Thailand – 0.0%
1,567,600	BTS Group Holdings PCL (Transportation)*	11/13	$—
(Cost $0)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $524,522,882)			$579,829,841

Shares	Rate	Value

Securities Lending Reinvestment Vehicle(b)(c) – 2.3%
Goldman Sachs Financial Square Money Market Fund – FST Shares
13,500,753	0.061%	$13,500,753
(Cost $13,500,753)

TOTAL INVESTMENTS – 101.6%
(Cost $538,023,635)		$593,330,594

LIABILITIES IN EXCESS OF OTHER ASSETS – (1.6)%		(9,500,060)

NET ASSETS – 100.0%		$583,830,534

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	All or a portion of security is on loan.
(b)	Variable rate security. Interest rate disclosed is that which is in effect at October 31, 2013.
(c)	Represents an affiliated issuer.

Investment Abbreviations:
ADR	—American Depositary Receipt
GDR	—Global Depositary Receipt

28	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUND

Schedule of Investments

October 31, 2013

Shares	Description	Value

Common Stocks – 94.9%
Australia – 6.0%
232,693	Amcor Ltd. (Materials)	$2,383,798
3,000,816	Arrium Ltd. (Materials)	3,920,775
316,340	BHP Billiton Ltd. (Materials)	11,183,692
62,725	Commonwealth Bank of Australia (Banks)	4,516,357
49,957	CSL Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	3,283,918
269,335	Fortescue Metals Group Ltd. (Materials)	1,320,925
25,103	National Australia Bank Ltd. (Banks)	838,964
66,722	Navitas Ltd. (Consumer Services)	365,501
116,829	Ramsay Health Care Ltd. (Health Care Equipment & Services)	4,288,770
50,635	Rio Tinto Ltd. (Materials)	3,046,819
1,496,556	Telstra Corp., Ltd. (Telecommunication Services)	7,323,062
148,039	Wesfarmers Ltd. (Food & Staples Retailing)	6,007,268
682,800	Westfield Group (REIT)	6,987,435
186,560	Westpac Banking Corp. (Banks)	6,057,075
41,766	Woodside Petroleum Ltd. (Energy)	1,531,138

		63,055,497

Belgium – 2.2%
179,771	Ageas (Insurance)	7,639,245
124,290	Delhaize Group SA (Food & Staples Retailing)	7,937,722
145,974	KBC Groep NV (Banks)	7,952,885

		23,529,852

Denmark – 0.1%
4,601	Rockwool International A/S Class B (Capital Goods)	723,681

France – 12.0%
164,872	AXA SA (Insurance)	4,107,860
237,310	BNP Paribas SA (Banks)	17,507,112
184,442	Compagnie Generale des Etablissements Michelin Class B (Automobiles & Components)	19,218,494
795,355	Credit Agricole SA (Banks)*	9,562,990
159,787	Danone SA (Food, Beverage & Tobacco)	11,834,500
4,807	Euler Hermes SA (Insurance)	634,657
31,987	Fonciere Des Regions (REIT)	2,739,389
7,714	Gecina SA (REIT)	1,029,403
111,720	Legrand SA (Capital Goods)	6,331,803
1,015,484	Natixis (Banks)	5,460,870
176,296	Peugeot SA (Automobiles & Components)*(a)	2,319,172
30,525	Plastic Omnium SA (Automobiles & Components)	872,070
99,096	Renault SA (Automobiles & Components)	8,646,155

Common Stocks – (continued)
France – (continued)
165,791	Sanofi (Pharmaceuticals, Biotechnology & Life Sciences)	$17,677,173
67,529	Societe Television Francaise 1 (Media)	1,301,144
104,141	Thales SA (Capital Goods)	6,378,206
158,563	Vinci SA (Capital Goods)	10,145,848

		125,766,846

Germany – 7.1%
90,630	Allianz SE (Registered) (Insurance)	15,217,008
97,986	BASF SE (Materials)	10,172,379
12,380	Bayer AG (Registered) (Pharmaceuticals, Biotechnology & Life Sciences)	1,535,768
7,448	Continental AG (Automobiles & Components)	1,361,993
17,293	Deutsche Boerse AG (Diversified Financials)	1,300,902
16,781	DMG Mori Seiki AG (Capital Goods)	551,617
255,410	Drillisch AG (Telecommunication Services)	6,582,093
270,260	Freenet AG (Telecommunication Services)*	7,019,950
11,144	Leoni AG (Automobiles & Components)	754,270
44,251	Merck KGaA (Pharmaceuticals, Biotechnology & Life Sciences)	7,361,184
20,900	Nordex SE (Capital Goods)*	366,307
155,910	ProSiebenSat.1 Media AG (Registered) (Media)	7,412,283
13,428	Rheinmetall AG (Capital Goods)	830,167
45,457	Siemens AG (Registered) (Capital Goods)	5,809,055
28,789	SMA Solar Technology AG (Semiconductors & Semiconductor Equipment)	1,173,542
165,947	United Internet AG (Registered) (Software & Services)	6,545,980
11,944	Wincor Nixdorf AG (Technology Hardware & Equipment)	789,717

		74,784,215

Hong Kong – 1.5%
535,000	Hutchison Whampoa Ltd. (Capital Goods)	6,666,459
509,200	MGM China Holdings Ltd. (Consumer Services)	1,755,741
1,722,000	SJM Holdings Ltd. (Consumer Services)	5,567,842
462,000	Wheelock & Co. Ltd. (Real Estate)	2,357,734

		16,347,776

Ireland – 0.2%
489,992	Beazley PLC (Insurance)	1,796,127

The accompanying notes are an integral part of these financial statements.	29

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUND

Schedule of Investments (continued)

October 31, 2013

Shares	Description	Value

Common Stocks – (continued)
Italy – 0.8%
361,759	Impregilo SpA (Capital Goods)	$2,302,988
2,347,217	Intesa Sanpaolo SpA (Banks)	5,823,153
14,423	Yoox SpA (Retailing)*	518,857

		8,644,998

Japan – 24.0%
234,400	Accordia Golf Co. Ltd. (Consumer Services)	2,572,590
18,600	Astellas Pharma, Inc. (Pharmaceuticals, Biotechnology & Life Sciences)	1,036,883
93,100	Chubu Electric Power Co., Inc. (Utilities)	1,378,167
17,800	Cocokara fine, Inc. (Food & Staples Retailing)	507,020
657,700	Daihatsu Motor Co. Ltd. (Automobiles & Components)	12,770,033
816,000	Daiwa Securities Group, Inc. (Diversified Financials)	7,453,163
44,900	Dena Co. Ltd. (Software & Services)(a)	978,377
176,300	Denso Corp. (Automobiles & Components)	8,474,462
41,500	Electric Power Development Co. Ltd. (Utilities)	1,326,251
2,100	Fast Retailing Co. Ltd. (Retailing)	706,885
81,700	Fuji Heavy Industries Ltd. (Automobiles & Components)	2,233,803
316,600	FUJIFILM Holdings Corp. (Technology Hardware & Equipment)	7,745,226
574,000	Fujitsu Ltd. (Software & Services)*	2,466,021
959	GungHo Online Entertainment, Inc. (Software & Services)*(a)	605,173
68,000	Hitachi Ltd. (Technology Hardware & Equipment)	475,667
24,900	Hokkaido Electric Power Co., Inc. (Utilities)*	320,765
221,600	Honda Motor Co. Ltd. (Automobiles & Components)	8,849,134
987,000	Isuzu Motors Ltd. (Automobiles & Components)	6,146,625
390,000	ITOCHU Corp. (Capital Goods)	4,689,418
283,500	Japan Tobacco, Inc. (Food, Beverage & Tobacco)	10,258,075
305,900	JFE Holdings, Inc. (Materials)	6,954,541
334,400	JTEKT Corp. (Capital Goods)	4,293,119
255,800	Kakaku.com, Inc. (Software & Services)	4,947,514
219,800	Kao Corp. (Household & Personal Products)	7,320,125
2,671,000	Kawasaki Kisen Kaisha Ltd. (Transportation)	6,123,076
44,500	KDDI Corp. (Telecommunication Services)	2,409,964
278,000	Kubota Corp. (Capital Goods)	4,116,241

Common Stocks – (continued)
Japan – (continued)
82,000	Mitsubishi Electric Corp. (Capital Goods)	$901,341
781,000	Mitsubishi Heavy Industries Ltd. (Capital Goods)	4,963,464
1,852,900	Mitsubishi UFJ Financial Group, Inc. (Banks)	11,799,762
446,200	Mitsui & Co. Ltd. (Capital Goods)	6,374,384
1,463,000	Mitsui OSK Lines Ltd. (Transportation)	6,192,631
2,628,200	Mizuho Financial Group, Inc. (Banks)	5,516,758
14,600	Nintendo Co. Ltd. (Software & Services)	1,641,823
1,268,000	Nippon Electric Glass Co. Ltd. (Technology Hardware & Equipment)	6,522,260
1,173,500	Nomura Holdings, Inc. (Diversified Financials)	8,668,685
15,600	NTT Data Corp. (Software & Services)	518,617
283,800	ORIX Corp. (Diversified Financials)	4,915,725
249,400	Otsuka Holdings Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	7,103,429
75,200	Rakuten, Inc. (Retailing)	979,829
80,400	Seven & I Holdings Co. Ltd. (Food & Staples Retailing)	2,975,494
51,500	SoftBank Corp. (Telecommunication Services)	3,845,964
403,200	Sony Corp. (Consumer Durables & Apparel)	7,033,698
567,000	Sumitomo Heavy Industries Ltd. (Capital Goods)	2,509,508
174,600	Sumitomo Mitsui Financial Group, Inc. (Banks)	8,439,447
1,442,000	Sumitomo Mitsui Trust Holdings, Inc. (Banks)	7,122,166
40,600	The Chugoku Electric Power Co., Inc. (Utilities)	622,344
102,100	The Kansai Electric Power Co., Inc. (Utilities)*	1,292,282
402,000	Toko, Inc. (Technology Hardware & Equipment)*	1,403,514
176,000	Toshiba Corp. (Capital Goods)	748,047
94,000	Toyota Industries Corp. (Automobiles & Components)	4,146,339
344,200	Toyota Motor Corp. (Automobiles & Components)	22,317,305
33,100	Wacom Co. Ltd. (Technology Hardware & Equipment)	245,921
1,324,100	Yahoo Japan Corp. (Software & Services)	6,177,877

		252,136,932

Luxembourg – 0.1%
6,323	RTL Group SA (Media)(a)	686,804

30	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUND

Shares	Description	Value

Common Stocks – (continued)
Netherlands – 6.0%
527,862	Koninklijke Ahold NV (Food & Staples Retailing)	$10,032,841
135,676	Randstad Holding NV (Commercial & Professional Services)	8,356,109
323,382	Royal Dutch Shell PLC Class A (Energy)	10,771,896
469,804	Royal Dutch Shell PLC Class B (Energy)	16,264,631
230,766	TNT Express NV (Transportation)	2,127,548
421,009	TomTom NV (Consumer Durables & Apparel)*(a)	3,250,736
117,308	Unilever NV CVA (Food, Beverage & Tobacco)	4,650,732
168,326	Ziggo NV (Telecommunication Services)	7,216,006

		62,670,499

New Zealand – 0.0%
56,744	Fletcher Building Ltd. (Materials)	465,890

Norway – 0.9%
153,724	Gjensidige Forsikring ASA (Insurance)	2,869,297
781,627	Orkla ASA (Food, Beverage & Tobacco)	6,336,011

		9,205,308

Singapore – 0.4%
740,000	Golden Agri-Resources Ltd. (Food, Beverage & Tobacco)	357,318
98,000	Singapore Airlines Ltd. (Transportation)	822,062
1,105,000	Wilmar International Ltd. (Food, Beverage & Tobacco)	3,073,602

		4,252,982

Spain – 1.0%
54,151	Amadeus IT Holding SA Class A (Software & Services)	2,009,129
430,554	Ferrovial SA (Capital Goods)	8,207,123

		10,216,252

Sweden – 0.8%
92,000	Tele2 AB Class B (Telecommunication Services)	1,108,915
281,123	Telefonaktiebolaget LM Ericsson Class B (Technology Hardware & Equipment)	3,362,573
500,337	TeliaSonera AB (Telecommunication Services)	4,137,285

		8,608,773

Common Stocks – (continued)
Switzerland – 11.3%
557,302	ABB Ltd. (Registered) (Capital Goods)*	$14,198,703
116,534	Actelion Ltd. (Registered) (Pharmaceuticals, Biotechnology & Life Sciences)*	9,016,307
102,744	Adecco SA (Registered) (Commercial & Professional Services)*	7,576,731
15,918	Basilea Pharmaceutica (Registered) (Pharmaceuticals, Biotechnology & Life Sciences)*	1,733,595
18,107	EMS-Chemie Holding AG (Registered) (Materials)	6,593,545
31,278	GAM Holding AG (Diversified Financials)*	584,457
29,002	Geberit AG (Registered) (Capital Goods)	8,664,774
3,243	Georg Fischer AG (Registered) (Capital Goods)*	2,233,933
19,467	Kuehne + Nagel International AG (Registered) (Transportation)	2,459,285
35,399	Logitech International SA (Registered) (Technology Hardware & Equipment)	362,436
87,876	Lonza Group AG (Registered) (Pharmaceuticals, Biotechnology & Life Sciences)*	7,844,071
140,051	Nestle SA (Registered) (Food, Beverage & Tobacco)	10,109,436
81,250	Novartis AG (Registered) (Pharmaceuticals, Biotechnology & Life Sciences)	6,306,835
451,874	OC Oerlikon Corp. AG (Registered) (Capital Goods)*	6,317,283
122,070	Roche Holding AG (Pharmaceuticals, Biotechnology & Life Sciences)	33,740,452
9,500	Sulzer AG (Registered) (Capital Goods)	1,486,181

		119,228,024

United Kingdom – 20.5%
996,064	Aberdeen Asset Management PLC (Diversified Financials)	7,068,903
43,599	Antofagasta PLC (Materials)	595,866
408,998	ARM Holdings PLC (Semiconductors & Semiconductor Equipment)	6,408,846
252,424	AstraZeneca PLC (Pharmaceuticals, Biotechnology & Life Sciences)	13,363,377
372,185	BAE Systems PLC (Capital Goods)	2,714,903
67,211	Berendsen PLC (Commercial & Professional Services)	1,046,674
29,963	BG Group PLC (Energy)	611,236
500,526	BHP Billiton PLC (Materials)	15,445,480
16,575	BP PLC (Energy)	128,665
462,486	BP PLC ADR (Energy)	21,505,599
315,082	British American Tobacco PLC (Food, Beverage & Tobacco)	17,383,793

The accompanying notes are an integral part of these financial statements.	31

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUND

Schedule of Investments (continued)

October 31, 2013

Shares	Description	Value

Common Stocks – (continued)
United Kingdom – (continued)
509,414	BT Group PLC (Telecommunication Services)	$3,082,277
674,530	Centrica PLC (Utilities)	3,814,965
32,122	Croda International PLC (Materials)	1,255,255
408,454	easyJet PLC (Transportation)	8,555,950
203,416	GlaxoSmithKline PLC ADR (Pharmaceuticals, Biotechnology & Life Sciences)(b)	10,705,784
2,722,765	HSBC Holdings PLC (Banks)	29,845,164
121,673	IG Group Holdings PLC (Diversified Financials)	1,195,803
103,735	IMI PLC (Capital Goods)	2,523,765
98,445	Inmarsat PLC (Telecommunication Services)	1,136,228
187,242	Intermediate Capital Group PLC (Diversified Financials)	1,436,824
1,042,068	ITV PLC (Media)	3,186,209
29,100	Keller Group PLC (Capital Goods)	490,386
316,390	Ladbrokes PLC (Consumer Services)	968,409
222,937	Mondi PLC (Materials)	3,980,752
249,518	National Grid PLC (Utilities)	3,135,633
31,165	Petrofac Ltd. (Energy)	730,929
8,931	Reckitt Benckiser Group PLC (Household & Personal Products)	694,467
211,717	Rexam PLC (Materials)	1,762,988
190,000	Standard Chartered PLC (Banks)	4,561,901
231,717	TalkTalk Telecom Group PLC (Telecommunication Services)	991,918
316,627	Tate & Lyle PLC (Food, Beverage & Tobacco)	4,018,293
128,143	Tetragon Financial Group Ltd. (Diversified Financials)	1,266,794
854,925	TUI Travel PLC (Consumer Services)	5,270,569
70,668	Tullow Oil PLC (Energy)	1,068,163
137,174	Unilever PLC (Food, Beverage & Tobacco)	5,562,554
256,413	Vodafone Group PLC (Telecommunication Services)	939,180
710,602	Vodafone Group PLC ADR (Telecommunication Services)	26,164,366
53,999	WH Smith PLC (Retailing)	779,292

		215,398,160

TOTAL COMMON STOCKS
(Cost $892,519,512)		$997,518,616

Preferred Stocks – 1.7%
Germany – 1.7%
7,927	Bayerische Motoren Werke AG (Automobiles & Components)	$661,675
80,937	Henkel AG & Co. KGaA (Household & Personal Products)	8,738,791

Preferred Stocks – (continued)
Germany – (continued)
90,636	Porsche Automobil Holding SE (Automobiles & Components)	$8,463,282

TOTAL PREFERRED STOCKS
(Cost $15,519,460)		17,863,748

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $908,038,972)		$1,015,382,364

Shares	Rate	Value
Securities Lending Reinvestment Vehicle(c)(d) – 0.6%
Goldman Sachs Financial Square Money Market Fund – FST Shares
5,863,207	0.061%	$5,863,207
(Cost $5,863,207)

TOTAL INVESTMENTS – 97.2%
(Cost $913,902,179)		$1,021,245,571

OTHER ASSETS IN EXCESS OF LIABILITIES – 2.8%		29,134,960

NET ASSETS – 100.0%		$1,050,380,531

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	All or a portion of security is on loan.
(b)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.
(c)	Variable rate security. Interest rate disclosed is that which is in effect at October 31, 2013.
(d)	Represents an affiliated issuer.

Investment Abbreviations:
ADR	—American Depositary Receipt
CVA	—Dutch Certification
REIT	—Real Estate Investment Trust

32	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUND

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At October 31, 2013, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
EURO STOXX 50 Index	310	December 2013	$12,875,407	$721,947
FTSE 100 Index	52	December 2013	5,593,333	155,817
Hang Seng Index	4	November 2013	599,561	9,505
MSCI Singapore Index	5	November 2013	297,859	382
SPI 200 Index	18	December 2013	2,303,519	75,459
TSE TOPIX Index	40	December 2013	4,879,487	59,314
TOTAL				$1,022,424

The accompanying notes are an integral part of these financial statements.	33

GOLDMAN SACHS INTERNATIONAL SMALL CAP INSIGHTS FUND

Schedule of Investments

October 31, 2013

Shares	Description	Value

Common Stocks – 96.1%
Australia – 7.8%
217,989	Amcom Telecommunications Ltd. (Telecommunication Services)	$426,762
2,795,721	Arrium Ltd. (Materials)	3,652,804
395,188	Atlas Iron Ltd. (Materials)	385,128
924,321	Australand Property Group (REIT)	3,257,927
486,942	BC Iron Ltd. (Materials)	2,265,920
775,843	Beach Energy Ltd. (Energy)	1,047,929
323,690	BlueScope Steel Ltd. (Materials)*	1,526,806
244,756	Bradken Ltd. (Capital Goods)(a)	1,443,929
40,824	BWP Trust (REIT)	88,857
222,726	Challenger Ltd. (Diversified Financials)	1,263,538
834,387	Charter Hall Group (REIT)	3,050,224
191,732	DuluxGroup Ltd. (Materials)	933,681
1,479,938	Goodman Fielder Ltd. (Food, Beverage & Tobacco)	1,063,664
532,119	iiNET Ltd. (Telecommunication Services)	3,273,412
176,570	JB Hi-Fi Ltd. (Retailing)(a)	3,638,732
82,323	M2 Telecommunications Group Ltd. (Telecommunication Services)	493,223
1,583,279	Mount Gibson Iron Ltd. (Materials)	1,328,009
175,267	Navitas Ltd. (Consumer Services)	960,106
276,292	Northern Star Resources Ltd. (Materials)	229,333
614,651	Primary Health Care Ltd. (Health Care Equipment & Services)	2,867,609
164,518	RCR Tomlinson Ltd. (Capital Goods)	551,396
244,701	Roc Oil Co. Ltd. (Energy)*	111,935
757,907	Seven West Media Ltd. (Media)	1,805,796
708,377	Skilled Group Ltd. (Commercial & Professional Services)	2,367,236
208,441	Tassal Group Ltd. (Food, Beverage & Tobacco)	612,695
86,031	Thorn Group Ltd. (Retailing)	208,316
322,402	UXC Ltd. (Software & Services)	290,694

		39,145,661

Austria – 0.7%
20,669	CAT Oil AG (Energy)	504,353
10,056	Flughafen Wien AG (Transportation)	776,886
43,613	Oesterreichische Post AG (Transportation)	2,045,134
8,053	Zumtobel AG (Capital Goods)	143,708

		3,470,081

Belgium – 1.2%
124,782	Ablynx NV (Pharmaceuticals, Biotechnology & Life Sciences)*	1,224,927
5,123	Arseus NV (Health Care Equipment & Services)	158,217
19,698	Compagnie Maritime Belge SA (Transportation)	524,314
10,330	EVS Broadcast Equipment SA (Technology Hardware & Equipment)	675,806
10,729	Exmar NV (Energy)	154,996

Common Stocks – (continued)
Belgium – (continued)
91,324	Galapagos NV (Pharmaceuticals, Biotechnology & Life Sciences)*(a)	$1,765,137
5,121	Kinepolis Group NV (Media)	747,180
20,513	Melexis NV (Semiconductors & Semiconductor Equipment)	666,999
7,651	Mobistar SA (Telecommunication Services)	132,622

		6,050,198

Bermuda – 0.9%
247,295	Catlin Group Ltd. (Insurance)	2,031,530
1,052,511	Golden Ocean Group Ltd. (Transportation)(a)	1,586,033
81,492	Hiscox Ltd. (Insurance)	865,149

		4,482,712

China – 0.5%
940,000	China Minzhong Food Corp. Ltd. (Food, Beverage & Tobacco)*(a)	760,506
2,895,000	FIH Mobile Ltd. (Technology Hardware & Equipment)*	1,630,736

		2,391,242

Denmark – 2.3%
36,119	Bavarian Nordic A/S (Pharmaceuticals, Biotechnology & Life Sciences)*	439,202
3,040	Dfds A/S (Transportation)	221,086
28,663	Genmab A/S (Pharmaceuticals, Biotechnology & Life Sciences)*	1,245,331
18,941	Rockwool International A/S Class B (Capital Goods)	2,979,186
14,252	Schouw & Co. A/S (Capital Goods)	531,521
30,456	SimCorp A/S (Software & Services)	997,077
33,791	Sydbank A/S (Banks)*	999,189
130,612	Topdanmark A/S (Insurance)*	3,554,980
11,362	Vestas Wind Systems A/S (Capital Goods)*	304,466

		11,272,038

Finland – 0.3%
79,987	Ramirent OYJ (Capital Goods)	961,146
56,927	YIT OYJ (Capital Goods)	738,410

		1,699,556

France – 5.2%
32,526	ABC Arbitrage (Diversified Financials)(a)	222,270
260,970	Air France-KLM (Transportation)*(a)	2,721,704
35,278	Altamir (Diversified Financials)	481,382
47,404	Assystem (Commercial & Professional Services)	1,290,405
21,396	Boiron SA (Pharmaceuticals, Biotechnology & Life Sciences)	1,448,454
20,806	Cegid Group (Software & Services)	607,078
15,171	Euler Hermes SA (Insurance)	2,002,991

34	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL SMALL CAP INSIGHTS FUND

Shares	Description	Value

Common Stocks – (continued)
France – (continued)
26,139	Ipsen SA (Pharmaceuticals, Biotechnology & Life Sciences)	$1,144,952
104,145	M6 Metropole Television SA (Media)	2,400,314
85,459	Mercialys SA (REIT)	1,842,007
81,147	MPI (Energy)	353,669
6,711	Parrot SA (Technology Hardware & Equipment)*	187,026
62,401	Peugeot SA (Automobiles & Components)*(a)	820,884
131,478	Plastic Omnium SA (Automobiles & Components)	3,756,203
26,497	Saft Groupe SA (Capital Goods)	840,222
5,015	Societe de la Tour Eiffel (REIT)	336,767
202,202	Societe Television Francaise 1 (Media)	3,896,015
148,753	UBISOFT Entertainment (Software & Services)*	1,908,149

		26,260,492

Georgia – 0.2%
24,163	Bank of Georgia Holdings PLC (Banks)	763,943

Germany – 8.1%
11,697	Balda AG (Health Care Equipment & Services)	72,578
275,349	Borussia Dortmund GmbH & Co. KGaA (Media)	1,422,010
20,223	CENTROTEC Sustainable AG (Capital Goods)	502,796
11,792	Comdirect Bank AG (Banks)	134,021
34,450	Deutsche Beteiligungs AG (Diversified Financials)	904,416
122,679	DMG Mori Seiki AG (Capital Goods)	4,032,647
150,900	Drillisch AG (Telecommunication Services)	3,888,797
29,201	Duerr AG (Capital Goods)	2,555,635
132,096	Freenet AG (Telecommunication Services)*	3,431,168
42,974	Grammer AG (Automobiles & Components)	1,999,565
245,762	Heidelberger Druckmaschinen AG (Capital Goods)*(a)	657,014
21,807	Homag Group AG (Capital Goods)	526,438
71,664	KUKA AG (Capital Goods)	3,261,561
55,123	Leoni AG (Automobiles & Components)	3,730,941
20,723	Nordex SE (Capital Goods)*	363,205
5,537	Norma Group SE (Capital Goods)	276,907
2,299	Pfeiffer Vacuum Technology AG (Capital Goods)	267,699
30,979	QSC AG (Telecommunication Services)	192,692
5,749	R Stahl AG (Capital Goods)	278,290
38,346	Rheinmetall AG (Capital Goods)	2,370,687
230,977	SAF-Holland SA (Automobiles & Components)*	3,283,552
38,954	Sixt SE (Transportation)	1,173,835

Common Stocks – (continued)
Germany – (continued)
32,191	SMA Solar Technology AG (Semiconductors & Semiconductor Equipment)	$1,312,220
40,174	Takkt AG (Retailing)	797,729
13,801	Tipp24 SE (Consumer Services)*	897,602
32,453	Wincor Nixdorf AG (Technology Hardware & Equipment)	2,145,737
2,757	XING AG (Software & Services)	278,028

		40,757,770

Hong Kong – 1.0%
1,014,000	Bonjour Holdings Ltd. (Retailing)	219,432
456,000	Brightoil Petroleum Holdings Ltd. (Energy)*	78,212
254,000	Chen Hsong Holdings (Capital Goods)	80,876
58,000	Chow Sang Sang Holdings International Ltd. (Retailing)	188,102
118,400	Dah Sing Financial Holdings Ltd. (Banks)	736,532
472,451	Dickson Concepts International Ltd. (Retailing)	294,330
497,432	Dorsett Hospitality International Ltd. (Consumer Services)	110,318
1,418,000	Emperor International Holdings (Real Estate)	411,151
538,100	HKR International Ltd. (Real Estate)	263,150
78,400	Man Wah Holdings Ltd. (Consumer Durables & Apparel)	135,121
508,000	Newocean Energy Holdings Ltd. (Energy)	309,322
184,000	Norstar Founders Group Ltd. (Automobiles & Components)*	—
224,000	Pacific Textiles Holdings Ltd. (Consumer Durables & Apparel)	307,436
768,000	Pico Far East Holdings Ltd. (Media)	242,693
210,000	Regal Hotels International Holdings Ltd. (Consumer Services)	114,575
438,000	Shun Tak Holdings Ltd. (Capital Goods)	253,725
1,008,000	Singamas Container Holdings Ltd. (Capital Goods)	235,254
109,138	SOCAM Development Ltd. (Capital Goods)	129,785
405,000	Sunlight Real Estate Investment Trust (REIT)	159,689
476,000	Texwinca Holdings Ltd. (Consumer Durables & Apparel)	486,306
100,000	Tian An China Investments Co. Ltd. (Real Estate)	82,538
657,600	VST Holdings Ltd. (Technology Hardware & Equipment)	129,782

		4,968,329

The accompanying notes are an integral part of these financial statements.	35

GOLDMAN SACHS INTERNATIONAL SMALL CAP INSIGHTS FUND

Schedule of Investments (continued)

October 31, 2013

Shares	Description	Value

Common Stocks – (continued)
Ireland – 0.2%
140,942	Beazley PLC (Insurance)	$516,641
31,943	Grafton Group PLC (Capital Goods)	303,395
7,299	Irish Continental Group PLC (Transportation)	255,832

		1,075,868

Israel – 0.1%
7,289	Koor Industries Ltd. (Capital Goods)*	150,092
5,114	Rami Levi Chain Stores Hashikma Marketing 2006 Ltd. (Food & Staples Retailing)	276,727

		426,819

Italy – 4.1%
145,528	ASTM SpA (Transportation)	2,196,987
69,971	Banca Generali SpA (Diversified Financials)	1,826,615
99,369	Banca IFIS SpA (Diversified Financials)	1,491,570
2,460,107	Banca Popolare di Milano Scarl (Banks)*(a)	1,643,357
75,130	Banca Popolare di Sondrio Scarl (Banks)	432,430
24,860	Brembo SpA (Automobiles & Components)	657,506
109,832	Cairo Communication SpA (Media)	769,482
156,149	Credito Emiliano SpA (Banks)	1,180,496
74,530	Danieli & C. Officine Meccaniche SpA RSP (Capital Goods)	1,539,410
92,586	Gtech SpA (Consumer Services)	2,811,746
294,261	Mediaset SpA (Media)*	1,469,448
2,963	Reply SpA (Software & Services)	192,702
41,252	Societa Cattolica di Assicurazioni SCRL (Insurance)	1,044,393
200,049	Societa Iniziative Autostradali e Servizi SpA (Transportation)	2,096,880
59,970	Sogefi SpA (Automobiles & Components)	341,048
7,842	Vittoria Assicurazioni SpA (Insurance)	93,196
20,434	Yoox SpA (Retailing)*	735,099

		20,522,365

Japan – 26.7%
14,100	3-D Matrix Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)*(a)	481,996
63,000	Access Co. Ltd. (Software & Services)*(a)	419,338
210,400	Accordia Golf Co. Ltd. (Consumer Services)	2,309,185
12,500	Aderans Co. Ltd. (Household & Personal Products)	153,140
83,000	Aichi Steel Corp. (Materials)	425,446
47,900	Aisan Industry Co. Ltd. (Automobiles & Components)	482,528

Common Stocks – (continued)
Japan – (continued)
25,800	Amano Corp. (Technology Hardware & Equipment)	$252,767
40,600	Aoyama Trading Co. Ltd. (Retailing)	1,035,205
76,900	Avex Group Holdings, Inc. (Media)(a)	1,948,613
10,600	C. Uyemura & Co. Ltd. (Materials)	449,326
27,000	Central Glass Co. Ltd. (Capital Goods)	93,902
2,400	Chiome Bioscience, Inc. (Pharmaceuticals, Biotechnology & Life Sciences)*	81,981
101,700	CKD Corp. (Capital Goods)	944,082
73,300	CMK Corp. (Technology Hardware & Equipment)	211,231
12,000	Cocokara fine, Inc. (Food & Staples Retailing)	341,811
32,000	COOKPAD, Inc. (Media)(a)	1,026,953
6,500	Cosmos Pharmaceutical Corp. (Food & Staples Retailing)	791,899
4,900	CyberAgent, Inc. (Media)	133,492
46,000	Daido Metal Co. Ltd. (Automobiles & Components)	482,550
45,000	Daifuku Co. Ltd. (Capital Goods)	578,672
109,300	Daiichikosho Co. Ltd. (Media)	3,123,314
3,500	Daikoku Denki Co. Ltd. (Consumer Durables & Apparel)	76,753
452,000	Daikyo, Inc. (Real Estate)	1,404,073
31,000	Daiwa Industries Ltd. (Capital Goods)	195,072
445	Daiwa Office Investment Corp. (REIT) (a)	1,971,034
16,000	Denki Kogyo Co. Ltd. (Technology Hardware & Equipment)	105,998
42,800	Digital Garage, Inc. (Software & Services)(a)	1,125,844
9,300	DMG Mori Seiki Co. Ltd. (Capital Goods)	150,865
19,400	Dunlop Sports Co. Ltd. (Consumer Durables & Apparel)	241,468
17,000	Ebara Corp. (Capital Goods)	91,398
137,900	EDION Corp. (Retailing)	690,316
54,000	en-japan, Inc. (Commercial & Professional Services)	1,206,118
12,300	Exedy Corp. (Automobiles & Components)	365,314
16,700	F.C.C. Co. Ltd. (Automobiles & Components)	381,510
9,400	F@N Communications, Inc. (Software & Services)	219,666
80,700	Fancl Corp. (Household & Personal Products)	959,698
25,800	Fields Corp. (Consumer Durables & Apparel)	457,143
5,400	Financial Products Group Co. Ltd. (Diversified Financials)	59,254
242	Frontier Real Estate Investment Corp. (REIT)	2,418,029

36	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL SMALL CAP INSIGHTS FUND

Shares	Description	Value

Common Stocks – (continued)
Japan – (continued)
202,800	Fuji Machine Manufacturing Co. Ltd. (Capital Goods)	$1,826,675
29,500	Fuji Oil Co. Ltd. (Food, Beverage & Tobacco)	537,632
36,500	Fuji Soft, Inc. (Software & Services)	725,710
216,000	Fujibo Holdings, Inc. (Consumer Durables & Apparel)	440,143
323,000	Furukawa Co. Ltd. (Capital Goods)	673,380
61,500	Geo Holdings Corp. (Retailing)	573,300
114	Global One Real Estate Investment Corp. (REIT)	671,833
22,400	Glory Ltd. (Capital Goods)	555,451
154,900	GMO internet, Inc. (Software & Services)	1,760,915
31,000	GNI Group Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)*(a)	145,990
122,000	Godo Steel Ltd. (Materials)	224,286
29,800	G-Tekt Corp. (Automobiles & Components)	880,864
223,000	Gulliver International Co. Ltd. (Retailing)	1,329,634
274	Hankyu REIT, Inc. (REIT)	1,577,212
108,100	Heiwa Real Estate Co. Ltd. (Real Estate)	1,957,975
1,400	HIS Co. Ltd. (Consumer Services)	75,509
15,000	Hisaka Works Ltd. (Capital Goods)	134,589
108,800	Hitachi Capital Corp. (Diversified Financials)	2,926,205
26,900	Hitachi Koki Co. Ltd. (Capital Goods)	197,185
88,000	Hitachi Kokusai Electric, Inc. (Technology Hardware & Equipment)	1,182,242
30,800	IBJ Leasing Co. Ltd. (Diversified Financials)	867,276
98,600	Iino Kaiun Kaisha Ltd. (Transportation)	649,350
901	Ikyu Corp. (Retailing)	1,384,279
29	Industrial & Infrastructure Fund Investment Corp. (REIT)	268,324
1,107	Japan Hotel REIT Investment Corp. (REIT)	522,257
874	Japan Rental Housing Investments, Inc. (REIT)	637,305
59,300	Japan Securities Finance Co. Ltd. (Diversified Financials)	434,928
145,000	Japan Vilene Co. Ltd. (Consumer Durables & Apparel)	836,667
197,400	Kakaku.com, Inc. (Software & Services)	3,817,979
23,000	Kanamoto Co. Ltd. (Capital Goods)	621,261
46,000	Kandenko Co. Ltd. (Capital Goods)	290,664
38,600	Kasumi Co. Ltd. (Food & Staples Retailing)	238,157
5,400	Kato Sangyo Co. Ltd. (Food & Staples Retailing)	110,851
1,387,000	Kawasaki Kisen Kaisha Ltd. (Transportation)	3,179,598

Common Stocks – (continued)
Japan – (continued)
212	Kenedix Realty Investment Corp. (REIT)	$952,350
421,900	Kenedix, Inc. (Real Estate)*	2,179,961
29,400	Komori Corp. (Capital Goods)	462,318
171,000	Krosaki Harima Corp. (Materials)	423,795
105,000	Kurabo Industries Ltd. (Consumer Durables & Apparel)	183,136
100,000	Kureha Corp. (Materials)	385,649
36,000	Kurimoto Ltd. (Materials)	102,601
1,300	Kusuri No Aoki Co. Ltd. (Food & Staples Retailing)	81,190
369,000	KYB Co. Ltd. (Automobiles & Components)	2,136,636
58,500	Kyokuto Securities Co. Ltd. (Diversified Financials)	1,024,056
3,600	Kyoritsu Maintenance Co. Ltd. (Consumer Services)	138,561
55,000	Kyosan Electric Manufacturing Co. Ltd. (Capital Goods)	182,636
11,700	Kyowa Exeo Corp. (Capital Goods)	138,932
33,600	Livesense, Inc. (Software & Services)*	1,667,762
263,000	Maeda Corp. (Capital Goods)	1,892,238
74,000	Maeda Road Construction Co. Ltd. (Capital Goods)	1,315,791
45,000	Makino Milling Machine Co. Ltd. (Capital Goods)	294,655
15,400	Maruwa Co. Ltd. (Technology Hardware & Equipment)	559,043
45,400	Matsumotokiyoshi Holdings Co. Ltd. (Food & Staples Retailing)	1,531,903
10,300	Megachips Corp. (Semiconductors & Semiconductor Equipment)	168,766
168	MID REIT, Inc. (REIT)	387,411
73,600	Mirait Holdings Corp. (Capital Goods)	652,998
200,000	Mito Securities Co. Ltd. (Diversified Financials)	960,405
30,100	Mitsuba Corp. (Automobiles & Components)	449,223
25,000	Mitsubishi Steel Manufacturing Co. Ltd. (Materials)	70,961
59,000	Mitsui High-Tec, Inc. (Semiconductors & Semiconductor Equipment)	418,038
32,400	Modec, Inc. (Energy)	982,380
14,200	Musashi Seimitsu Industry Co. Ltd. (Automobiles & Components)	335,081
42,000	Nachi-Fujikoshi Corp. (Capital Goods)	206,204
108	NanoCarrier Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)*(a)	233,047
43,000	Nichias Corp. (Capital Goods)	290,916
160,000	Nichirei Corp. (Food, Beverage & Tobacco)	825,870
9,700	Nifco, Inc. (Automobiles & Components)	258,493
13,300	NIFTY Corp. (Software & Services)	173,380
83,400	Nihon Unisys Ltd. (Software & Services)	743,747

The accompanying notes are an integral part of these financial statements.	37

GOLDMAN SACHS INTERNATIONAL SMALL CAP INSIGHTS FUND

Schedule of Investments (continued)

October 31, 2013

Shares	Description	Value

Common Stocks – (continued)
Japan – (continued)
96,000	Nippo Corp. (Capital Goods)	$1,801,053
120	Nippon Accommodations Fund, Inc. (REIT)	860,353
38,000	Nippon Carbide Industries Co., Inc. (Materials)(a)	124,212
75,800	Nippon Paper Industries Co. Ltd. (Materials)(a)	1,207,797
51,000	Nippon Steel & Sumikin Bussan Corp. (Capital Goods)	155,093
224,800	Nippon Suisan Kaisha Ltd. (Food, Beverage & Tobacco)*	458,524
139,000	Nippon Thompson Co. Ltd. (Capital Goods)	756,526
7,400	Nissha Printing Co. Ltd. (Commercial & Professional Services)*	120,933
207,100	Nisshin Steel Holdings Co. Ltd. (Materials)	2,761,459
24,000	Nisshinbo Holdings, Inc. (Capital Goods)	211,974
87,000	Nissin Electric Co. Ltd. (Capital Goods)	553,428
2,900	Nitta Corp. (Capital Goods)	61,082
308	Nomura Real Estate Residential Fund, Inc. (REIT)	1,770,915
248,000	NS United Kaiun Kaisha Ltd. (Transportation)*	752,152
51,000	NTN Corp. (Capital Goods)*	245,149
35,000	OKUMA Corp. (Capital Goods)	295,656
136,100	OncoTherapy Science, Inc. (Pharmaceuticals, Biotechnology & Life Sciences)*	419,101
6,200	Osaka Steel Co. Ltd. (Materials)	118,643
21,200	Otsuka Kagu Ltd. (Retailing)	238,885
11,000	PanaHome Corp. (Consumer Durables & Apparel)	74,414
246,000	Penta-Ocean Construction Co. Ltd. (Capital Goods)	743,768
2,600	Pola Orbis Holdings, Inc. (Household & Personal Products)	88,093
130,000	Press Kogyo Co. Ltd. (Automobiles & Components)	570,259
263,000	Rengo Co. Ltd. (Materials)	1,406,645
45,700	Riso Kagaku Corp. (Technology Hardware & Equipment)	1,018,029
3,600	Roland DG Corp. (Technology Hardware & Equipment)	103,205
73,000	Ryobi Ltd. (Capital Goods)	322,627
12,900	Sakata Seed Corp. (Food, Beverage & Tobacco)	176,077
300,000	Sanden Corp. (Automobiles & Components)	1,213,820
3,900	Sankyo Tateyama, Inc. (Capital Goods)	82,417
136,000	Sanwa Holdings Corp. (Capital Goods)	871,600
339,000	Sanyo Special Steel Co. Ltd. (Materials)	1,828,096
202,000	Sapporo Holdings Ltd. (Food, Beverage & Tobacco)	898,234

Common Stocks – (continued)
Japan – (continued)
37,500	Seikagaku Corp. (Pharmaceuticals, Biotechnology & Life Sciences)	$486,516
22,500	Seiko Epson Corp. (Technology Hardware & Equipment)	367,281
31	Sekisui House SI Investment Co. (REIT)	156,182
20,000	Sekisui Plastics Co. Ltd. (Materials)	56,549
3,200	Shima Seiki Manufacturing Ltd. (Capital Goods)	65,651
89,500	Shinko Electric Industries Co. Ltd. (Semiconductors & Semiconductor Equipment)	797,878
9,900	Shinko Shoji Co. Ltd. (Technology Hardware & Equipment)	84,727
26,000	Shinmaywa Industries Ltd. (Capital Goods)	203,709
17,700	Ship Healthcare Holdings, Inc. (Health Care Equipment & Services)	726,308
45,700	Sodick Co. Ltd. (Capital Goods)	213,622
8,900	Start Today Co. Ltd. (Retailing)	248,133
106,000	Sumitomo Bakelite Co. Ltd. (Materials)	382,221
18,000	Sumitomo Precision Products Co. Ltd. (Capital Goods)	77,859
230,000	T RAD Co. Ltd. (Automobiles & Components)	729,194
53,900	Taikisha Ltd. (Capital Goods)	1,252,898
18,400	Taiyo Yuden Co. Ltd. (Technology Hardware & Equipment)	235,850
9,900	Takasago Thermal Engineering Co. Ltd. (Capital Goods)	82,736
28,200	Takata Corp. (Automobiles & Components)	711,256
157,900	Tatsuta Electric Wire and Cable Co. Ltd. (Capital Goods)	1,114,878
117,900	Tecmo Koei Holdings Co. Ltd. (Software & Services)	1,337,355
63,800	Temp Holdings Co. Ltd. (Commercial & Professional Services)(a)	1,858,366
64,000	The 77 Bank Ltd. (Banks)	316,536
52,000	The Nippon Synthetic Chemical Industry Co. Ltd. (Materials)	501,347
17,000	The Sumitomo Warehouse Co. Ltd. (Transportation)	99,703
277,000	Toa Corp. (Capital Goods)*	673,146
42,000	Toagosei Co. Ltd. (Materials)	190,458
15,100	Tocalo Co. Ltd. (Capital Goods)	247,224
72,000	Toei Co. Ltd. (Media)	433,040
19,900	Tohokushinsha Film Corp. (Media)	194,689
20,800	Tokai Rika Co. Ltd. (Automobiles & Components)	441,067
115,100	Tokai Tokyo Financial Holdings, Inc. (Diversified Financials)	965,448
12,860	Token Corp. (Consumer Durables & Apparel)	683,103
68,000	Toko, Inc. (Technology Hardware & Equipment)*	237,410

38	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL SMALL CAP INSIGHTS FUND

Shares	Description	Value

Common Stocks – (continued)
Japan – (continued)
50,500	Tokyo Broadcasting System Holdings, Inc. (Media)	$665,402
99,000	Tokyo Rope Manufacturing Co. Ltd. (Materials)*	172,807
379,000	Tokyotokeiba Co. Ltd. (Consumer Services)(a)	1,544,499
63,700	TOMONY Holdings, Inc. (Banks)	240,627
18,500	Tomy Co. Ltd. (Consumer Durables & Apparel)	95,340
24,000	Topre Corp. (Automobiles & Components)	336,743
10,400	Torii Pharmaceutical Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	269,672
42,000	Toyo Ink SC Holdings Co. Ltd. (Materials)	214,113
283,000	Toyo Kanetsu K.K. (Energy)	832,269
5,300	TPR Co. Ltd. (Automobiles & Components)	100,736
123,000	Tsubakimoto Chain Co. (Capital Goods)	814,863
25,000	Tsukishima Kikai Co. Ltd. (Capital Goods)	263,269
28,400	Tsuruha Holdings, Inc. (Food & Staples Retailing)	2,578,403
32,800	Universal Entertainment Corp. (Consumer Durables & Apparel)	653,199
24,030	Usen Corp. (Media)*	59,765
86,600	Wacom Co. Ltd. (Technology Hardware & Equipment)	643,406
152,000	Wakita & Co. Ltd. (Capital Goods)	1,979,325
6,000	Yokogawa Bridge Holdings Corp. (Capital Goods)	85,444
28,200	Yokohama Reito Co. Ltd. (Food & Staples Retailing)	223,196
7,500	Yusen Logistics Co. Ltd. (Transportation)	84,677
6,300	Zenkoku Hosho Co. Ltd. (Diversified Financials)	271,133
5,400	Zuiko Corp. (Capital Goods)	353,322

		133,917,512

Jersey – 0.0%
80,635	Highland Gold Mining Ltd. (Materials)	90,310

Luxembourg – 1.0%
189,801	Aperam (Materials)(a)	3,242,674
60,024	Oriflame Cosmetics SA (Household & Personal Products)(a)	1,894,178

		5,136,852

Netherlands – 2.5%
54,518	ASM International NV (Semiconductors & Semiconductor Equipment)	1,790,730
153,520	BE Semiconductor Industries NV (Semiconductors & Semiconductor Equipment)	1,668,215

Common Stocks – (continued)
Netherlands – (continued)
265,528	BinckBank NV (Diversified Financials)	$2,554,612
38,269	Brunel International NV (Commercial & Professional Services)	2,246,391
349,050	SNS REAAL NV (Diversified Financials)*(a)	—
316,655	TomTom NV (Consumer Durables & Apparel)*(a)	2,444,988
152,728	USG People NV (Commercial & Professional Services)	2,018,933

		12,723,869

New Zealand – 0.2%
256,644	New Zealand Oil & Gas Ltd. (Energy)	178,070
97,794	Ryman Healthcare Ltd. (Health Care Equipment & Services)	609,620
100,519	Summerset Group Holdings Ltd. (Health Care Equipment & Services)	265,447

		1,053,137

Norway – 0.8%
132,825	BW Offshore Ltd. (Energy)	181,782
79,255	Fred Olsen Energy ASA (Energy)	3,330,586
9,810	Leroey Seafood Group ASA (Food, Beverage & Tobacco)	303,146
20,087	Wilh Wilhelmsen ASA (Transportation)	186,426

		4,001,940

Portugal – 0.5%
176,548	Mota-Engil SGPS SA (Capital Goods)	809,189
226,138	Portucel SA (Materials)	870,125
309,051	Sonaecom – SGPS SA (Telecommunication Services)	1,002,093

		2,681,407

Singapore – 0.9%
448,000	Chip Eng Seng Corp. Ltd. (Capital Goods)	253,950
589,000	Ezra Holdings Ltd. (Energy)*	634,796
282,000	GuocoLeisure Ltd. (Consumer Services)	187,063
219,000	Hi-P International Ltd. Class P (Technology Hardware & Equipment)	106,562
286,000	Ho Bee Land Ltd. (Real Estate)	473,522
371,000	Indofood Agri Resources Ltd. (Food, Beverage & Tobacco)	271,583
1,452,000	Lippo Malls Indonesia Retail Trust (REIT)	525,269
113,000	Mapletree Logistics Trust (REIT)	99,504
330,000	SATS Ltd. (Transportation)	902,843
254,000	Stamford Land Corp. Ltd. (Consumer Services)	116,432
461,000	Wing Tai Holdings Ltd. (Real Estate)	818,519

		4,390,043

The accompanying notes are an integral part of these financial statements.	39

GOLDMAN SACHS INTERNATIONAL SMALL CAP INSIGHTS FUND

Schedule of Investments (continued)

October 31, 2013

Shares	Description	Value

Common Stocks – (continued)
Spain – 3.5%
595,834	Bankinter SA (Banks)	$3,632,875
74,120	Bolsas y Mercados Espanoles SA (Diversified Financials)(a)	2,771,372
300,916	Ence Energia y Celulosa SA (Materials)	1,208,534
358,264	Gamesa Corp. Tecnologica SA (Capital Goods)*	3,459,788
44,934	Grupo Catalana Occidente SA (Insurance)	1,520,205
293,718	Mediaset Espana Comunicacion SA (Media)*	3,584,623
55,685	Papeles y Cartones de Europa SA (Materials)	298,562
98,686	Sacyr SA (Capital Goods)*	531,118
60,801	Tubacex SA (Materials)	234,076
130,088	Zeltia SA (Pharmaceuticals, Biotechnology & Life Sciences)*(a)	448,190

		17,689,343

Sweden – 3.4%
56,160	Axfood AB (Food & Staples Retailing)	2,904,279
44,906	Betsson AB (Consumer Services)*	1,410,765
86,571	Bilia AB Class A (Retailing)	2,096,465
21,717	BioGaia AB Class B (Pharmaceuticals, Biotechnology & Life Sciences)	739,727
8,200	D. Carnegie & Co. AB (Diversified Financials)*	—
24,885	East Capital Explorer AB (Diversified Financials)*	209,919
15,841	Haldex AB (Capital Goods)	114,723
45,778	Industrial & Financial Systems AB Class B (Software & Services)(a)	1,052,603
48,357	Medivir AB (Pharmaceuticals, Biotechnology & Life Sciences)*(a)	634,308
68,335	Modern Times Group AB Class B (Media)	3,727,363
15,537	NCC AB Class B (Capital Goods)	477,907
23,182	Net Entertainment NE AB Class B (Software & Services)*	448,583
67,975	Nolato AB Class B (Technology Hardware & Equipment)	1,387,097
62,696	Saab AB Class B (Capital Goods)	1,255,085
103,368	SAS AB (Transportation)*	309,296
56,015	Swedish Orphan Biovitrum AB (Pharmaceuticals, Biotechnology & Life Sciences)*	535,407

		17,303,527

Switzerland – 5.3%
6,244	AFG Arbonia-Forster Holding AG (Registered) (Capital Goods)*	216,427
15,241	Ascom Holding AG (Registered) (Technology Hardware & Equipment)*	224,783
8,851	Autoneum Holding AG (Automobiles & Components)*	1,178,408

Common Stocks – (continued)
Switzerland – (continued)
28,326	Basilea Pharmaceutica (Registered) (Pharmaceuticals, Biotechnology & Life Sciences)*	$3,084,924
9,002	Bucher Industries AG (Registered) (Capital Goods)	2,492,926
155,226	Ferrexpo PLC (Materials)	450,745
209,005	GAM Holding AG (Diversified Financials)*	3,905,440
2,198	Georg Fischer AG (Registered) (Capital Goods)*	1,514,087
6,177	Implenia AG (Registered) (Capital Goods)*	415,988
7,673	Inficon Holding AG (Registered) (Technology Hardware & Equipment)*	2,391,300
7,008	Komax Holding AG (Registered) (Capital Goods)*	957,725
68,969	Kudelski SA (Technology Hardware & Equipment)	951,205
184	LEM Holding SA (Registered) (Technology Hardware & Equipment)	135,767
386,410	Logitech International SA (Registered) (Technology Hardware & Equipment)	3,956,300
21,447	OC Oerlikon Corp. AG (Registered) (Capital Goods)*	299,833
3,218	Panalpina Welttransport Holding AG (Registered) (Transportation)	480,936
329	Schweiter Technologies AG (Capital Goods)*	220,672
17,436	Schweizerische National-Versicherungs-Gesellschaft (Registered) Class V (Insurance)	861,741
14,510	U-Blox AG (Technology Hardware & Equipment)*	1,309,114
170	Vetropack Holding AG (Materials)	339,494
24,923	Zehnder Group AG (Capital Goods)	1,174,253

		26,562,068

United Kingdom – 18.7%
435,257	African Minerals Ltd. (Materials)*(a)	1,298,753
44,535	Ashmore Group PLC (Diversified Financials)	288,591
148,927	Berendsen PLC (Commercial & Professional Services)	2,319,234
4,647	Berkeley Group Holdings PLC (Consumer Durables & Apparel)	174,193
83,736	Betfair Group PLC (Consumer Services)	1,349,336
113,726	Big Yellow Group PLC (REIT)	852,113
138,134	Bodycote PLC (Capital Goods)	1,456,075
1,318,598	Centamin PLC (Materials)*	1,061,431
144,069	Chemring Group PLC (Capital Goods)	502,425
92,109	Chesnara PLC (Insurance)	431,248
116,357	Cineworld Group PLC (Media)	691,947

40	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL SMALL CAP INSIGHTS FUND

Shares	Description	Value

Common Stocks – (continued)
United Kingdom – (continued)
75,043	Computacenter PLC (Software & Services)	$714,123
68,740	Concentric AB (Capital Goods)	707,053
236,483	CSR PLC (Semiconductors & Semiconductor Equipment)	2,083,047
4,220	Derwent London PLC (REIT)	169,393
202,883	Diploma PLC (Technology Hardware & Equipment)	2,253,449
861,478	DS Smith PLC (Materials)	4,175,532
16,180	Dunelm Group PLC (Retailing)	229,775
567,657	Elementis PLC (Materials)	2,356,431
692,500	EnQuest PLC (Energy)*	1,480,540
324,574	Fenner PLC (Capital Goods)	2,079,529
3,043	Fidessa Group PLC (Software & Services)	98,663
161,993	Galliford Try PLC (Capital Goods)	2,982,277
29,147	Go-Ahead Group PLC (Transportation)	785,684
510,521	Halfords Group PLC (Retailing)	3,457,710
1,308,094	Hansteen Holdings PLC (REIT)	2,168,913
131,009	Hays PLC (Commercial & Professional Services)	261,480
20,329	Hill & Smith Holdings PLC (Materials)	156,628
1,235,080	Home Retail Group PLC (Retailing)	3,940,546
48,464	Homeserve PLC (Commercial & Professional Services)	182,092
305,424	IG Group Holdings PLC (Diversified Financials)	3,001,709
410,213	Intermediate Capital Group PLC (Diversified Financials)	3,147,819
268,276	Interserve PLC (Capital Goods)	2,644,271
23,495	JD Wetherspoon PLC (Consumer Services)	265,694
19,260	Jupiter Fund Management PLC (Diversified Financials)	123,153
127,353	Keller Group PLC (Capital Goods)	2,146,119
699,907	Ladbrokes PLC (Consumer Services)	2,142,280
101,796	Laird PLC (Technology Hardware & Equipment)	407,220
163,285	Lancashire Holdings Ltd. (Insurance)	2,125,907
696,625	Man Group PLC (Diversified Financials)	991,451
218,845	Micro Focus International PLC (Software & Services)	2,868,353
257,764	Mondi PLC (Materials)	4,602,621
476,685	Moneysupermarket.com Group PLC (Software & Services)	1,170,672
13,785	Morgan Sindall Group PLC (Capital Goods)	175,740
271,268	N Brown Group PLC (Retailing)	2,279,620
98,451	Northgate PLC (Transportation)	714,096
218,529	Ocado Group PLC (Retailing)*	1,520,690
560,224	Paragon Group of Companies PLC (Banks)	3,039,183

Common Stocks – (continued)
United Kingdom – (continued)
422,510	Pendragon PLC (Retailing)	$257,432
785,084	QinetiQ Group PLC (Capital Goods)	2,491,683
23,456	Rightmove PLC (Media)	996,746
12,493	Rotork PLC (Capital Goods)	572,383
38,029	Shaftesbury PLC (REIT)	362,115
108,272	SIG PLC (Capital Goods)	357,265
70,312	Soco International PLC (Energy)*	448,605
711,055	Speedy Hire PLC (Capital Goods)	741,069
50,422	Stagecoach Group PLC (Transportation)	284,496
787,703	TalkTalk Telecom Group PLC (Telecommunication Services)	3,371,945
59,426	Tetragon Financial Group Ltd. (Diversified Financials)	587,473
627,956	Thomas Cook Group PLC (Consumer Services)*	1,445,288
146,626	Trinity Mirror PLC (Media)*	312,999
216,175	TT electronics PLC (Technology Hardware & Equipment)	689,999
105,891	Victrex PLC (Materials)	2,798,459
239,153	WH Smith PLC (Retailing)	3,451,362
23,024	Workspace Group PLC (REIT)	180,670
27,251	WS Atkins PLC (Commercial & Professional Services)	539,087
66,830	Xchanging PLC (Software & Services)	136,087

		94,099,972

United States – 0.0%
8,494	Sims Metal Management Ltd. (Materials)*	80,457

TOTAL COMMON STOCKS
(Cost $404,800,148)		$483,017,511

Preferred Stocks – 0.1%
Germany – 0.1%
3,428	Biotest AG (Pharmaceuticals, Biotechnology & Life Sciences)	$267,143
16,094	Sixt SE (Transportation)	384,969

TOTAL PREFERRED STOCKS
(Cost $611,901)		$652,112

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $405,412,049)		$483,669,623

The accompanying notes are an integral part of these financial statements.	41

GOLDMAN SACHS INTERNATIONAL SMALL CAP INSIGHTS FUND

Schedule of Investments (continued)

October 31, 2013

Shares	Rate	Value

Securities Lending Reinvestment Vehicle(b)(c) – 6.6%
Goldman Sachs Financial Square Money Market Fund – FST Shares
32,970,675	0.061%	$32,970,675
(Cost $32,970,675)

TOTAL INVESTMENTS – 102.8%
(Cost $438,382,724)		$516,640,298

LIABILITIES IN EXCESS OF OTHER ASSETS – (2.8)%		(13,992,733)

NET ASSETS – 100.0%		$502,647,565

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	All or a portion of security is on loan.
(b)	Variable rate security. Interest rate disclosed is that which is in effect at October 31, 2013.
(c)	Represents an affiliated issuer.

Investment Abbreviations:
REIT	—Real Estate Investment Trust
RSP	—Risparmio Shares

42	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL SMALL CAP INSIGHTS FUND

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At October 31, 2013, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
EURO STOXX 50 Index	116	December 2013	$4,817,894	$263,871
FTSE 100 Index	23	December 2013	2,473,974	79,980
MSCI Singapore Index	4	November 2013	238,287	306
SPI 200 Index	8	December 2013	1,023,786	30,113
TSE TOPIX Index	25	December 2013	3,049,680	36,633
TOTAL				$410,903

The accompanying notes are an integral part of these financial statements.	43

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

Statements of Assets and Liabilities

October 31, 2013

	Emerging Markets Equity Insights Fund	International Equity Insights Fund	International Small Cap Insights Fund
Assets:
Investments in unaffiliated issuers, at value (cost $524,522,882, $908,038,972 and $405,412,049)(a)	$579,829,841	$1,015,382,364	$483,669,623
Investments in affiliated securities lending reinvestment vehicle, at value which equals cost	13,500,753	5,863,207	32,970,675
Cash	—	8,509,528	13,461,346
Due from custodian	—	881,730	190,580
Foreign currencies, at value (cost $1,053,473, $23,952,147 and $10,907,281)	1,052,666	23,811,381	10,968,611
Receivables:
Investments sold	17,949,515	—	15,897,532
Dividends	1,062,612	2,480,205	1,191,927
Fund shares sold	989,022	946,610	1,842,611
Reimbursement from investment adviser	151,647	119,767	145,017
Foreign tax reclaims	46,435	695,105	221,840
Securities lending income	10,112	7,152	45,864
Variation margin on certain derivative contracts	—	—	432,643
Collateral on certain derivative contracts(b)	—	—	632,458
Other assets	15,998	317,477	20,114
Total assets	614,608,601	1,059,014,526	561,690,841

Liabilities:
Due to custodian	475,472	—	—
Payables:
Investments purchased	15,545,494	881,730	25,390,109
Payable upon return of securities loaned	13,500,753	5,863,207	32,970,675
Amounts owed to affiliates	520,415	819,610	383,081
Foreign capital gains taxes	330,496	—	—
Fund shares redeemed	108,636	851,487	111,423
Variation margin on certain derivative contracts	—	8,329	—
Accrued expenses	296,801	209,632	187,988
Total liabilities	30,778,067	8,633,995	59,043,276

Net Assets:
Paid-in capital	545,335,642	2,341,745,879	410,867,289
Undistributed net investment income	5,388,814	21,983,346	10,407,412
Accumulated net realized gain (loss)	(21,921,397)	(1,421,621,650)	2,616,706
Net unrealized gain	55,027,475	108,272,956	78,756,158
NET ASSETS	$583,830,534	$1,050,380,531	$502,647,565
Net Assets:
Class A	$24,757,601	$92,919,461	$53,563,952
Class B	—	1,949,680	—
Class C	989,194	3,165,709	3,514,078
Institutional	556,434,357	945,545,961	441,964,209
Service	—	6,237,034	—
Class IR	1,649,382	467,751	3,605,326
Class R	—	94,935	—
Total Net Assets	$583,830,534	$1,050,380,531	$502,647,565
Shares outstanding $0.001 par value (unlimited shares authorized):
Class A	2,766,327	8,453,273	5,042,538
Class B	—	179,490	—
Class C	111,118	292,241	337,940
Institutional	62,149,665	83,754,444	41,622,122
Service	—	563,677	—
Class IR	184,464	43,083	340,346
Class R	—	8,747	—
Net asset value, offering and redemption price per share:(c)
Class A	$8.95	$10.99	$10.62
Class B	—	10.86	—
Class C	8.90	10.83	10.40
Institutional	8.95	11.29	10.62
Service	—	11.06	—
Class IR	8.94	10.86	10.59
Class R	—	10.85	—

(a)	Includes loaned securities having a market value of $13,029,488, $5,454,862 and $30,505,838 for the Emerging Markets Equity Insights, International Equity Insights and International Small Cap Insights Funds, respectively.
(b)	Segregated for initial margin on futures transactions of for the International Small Cap Insights Fund.
(c)	Maximum public offering price per share for Class A Shares of the Emerging Markets Equity Insights, International Equity Insights and International Small Cap Funds is $9.47, $11.63 and $11.24, respectively. At redemption, Class B and Class C Shares may be subject to a contingent deferred sales charge assessed on the amount equal to the lesser of the current NAV or the original purchase price of the shares.

44	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

Statements of Operations

For the Fiscal Year Ended October 31, 2013

	Emerging Markets Equity Insights Fund	International Equity Insights Fund	International Small Cap Insights Fund
Investment income:
Dividends (net of foreign taxes withheld of $1,481,070, $2,414,520 and $737,845)	$17,482,922	$35,666,494	$11,895,409
Securities lending income — affiliated issuer	71,266	1,014,080	538,972
Total investment income	17,554,188	36,680,574	12,434,381

Expenses:
Management fees	5,901,129	8,209,611	2,814,046
Custody, accounting and administrative services	1,075,964	360,295	331,344
Transfer Agent fees(a)	286,332	602,791	175,329
Professional fees	98,418	96,968	86,693
Distribution and Service fees(a)	85,087	398,821	79,191
Registration fees	82,394	142,083	99,739
Printing and mailing costs	61,474	65,313	42,887
Trustee fees	18,323	19,279	17,690
Service share fees — Service Plan	—	18,023	—
Service share fees — Shareholder Administration Plan	—	18,023	—
Other	46,159	30,707	20,390
Total expenses	7,655,280	9,961,914	3,667,309
Less — expense reductions	(775,758)	(679,972)	(554,453)
Net expenses	6,879,522	9,281,942	3,112,856
NET INVESTMENT INCOME	10,674,666	27,398,632	9,321,525

Realized and unrealized gain (loss):
Net realized gain (loss) from:
Investments	9,192,689	125,606,166	37,855,341
Futures contracts	—	2,626,056	2,560,147
Foreign currency transactions	(2,099,468)	(497,298)	(400,036)
Net change in unrealized gain (loss) on:
Investments (including the effects of the net change in the foreign capital gains tax liability of $1,050,968, $0 and $0)	19,500,483	69,615,477	54,712,802
Futures contracts	—	746,593	372,824
Foreign currency translation	(673,446)	(169,547)	87,929
Net realized and unrealized gain	25,920,258	197,927,447	95,189,007
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$36,594,924	$225,326,079	$104,510,532

(a)	Class specific Distribution and Service, and Transfer Agent fees were as follows:

	Distribution and Service Fees				Transfer Agent Fees
Fund	Class A	Class B	Class C	Class R	Class A	Class B	Class C	Institutional	Service	Class IR	Class R
Emerging Markets Equity Insights	$81,373	N/A	$3,714	N/A	$61,844	N/A	$706	$222,637	N/A	$1,145	N/A
International Equity Insights	345,849	$22,908	29,660	$404	262,847	$4,352	5,635	326,426	$2,884	493	$154
International Small Cap Insights	65,814	N/A	13,377	N/A	50,019	N/A	2,542	120,986	N/A	1,782	N/A

The accompanying notes are an integral part of these financial statements.	45

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

Statements of Changes in Net Assets

	Emerging Markets Equity Insights Fund
	For the Fiscal Year Ended October 31, 2013	For the Fiscal Year Ended October 31, 2012
From operations:
Net investment income	$10,674,666	$6,726,714
Net realized gain (loss)	7,093,221	14,281,721
Net change in unrealized gain	18,827,037	5,261,352
Net increase in net assets resulting from operations	36,594,924	26,269,787

Distributions to shareholders:
From net investment income
Class A Shares	(646,730)	(190,969)
Class B Shares	—	—
Class C Shares	(1,269)	—
Institutional Shares	(7,459,492)	(5,188,307)
Service Shares	—	—
Class IR Shares	(1,842)	(19)
Class R Shares	—	—
Total distributions to shareholders	(8,109,333)	(5,379,295)

From share transactions:
Proceeds from sales of shares	368,051,067	287,062,372
Reinvestment of distributions	8,086,923	5,376,256
Cost of shares redeemed	(336,079,347)	(88,367,084)
Net increase (decrease) in net assets resulting from share transactions	40,058,643	204,071,544
TOTAL INCREASE (DECREASE)	68,544,234	224,962,036

Net assets:
Beginning of year	515,286,300	290,324,264
End of year	$583,830,534	$515,286,300
Undistributed net investment income	$5,388,814	$4,951,324

46	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

International Equity Insights Fund		International Small Cap Insights Fund
For the Fiscal Year Ended October 31, 2013	For the Fiscal Year Ended October 31, 2012	For the Fiscal Year Ended October 31, 2013	For the Fiscal Year Ended October 31, 2012

$27,398,632	$25,755,743	$9,321,525	$6,879,714
127,734,924	(107,575,164)	40,015,452	(909,501)
70,192,523	105,513,405	55,173,555	11,891,012
225,326,079	23,693,984	104,510,532	17,861,225

(6,802,694)	(13,871,075)	(812,215)	(620,606)
(64,323)	(138,961)	(34,519)	(16,534)
(73,960)	(138,496)	—	—
(21,631,288)	(49,022,202)	(10,634,235)	(6,981,053)
(268,276)	(591,705)	—	—
(4,577)	(2,354)	(17,900)	(8,270)
(2,185)	(5,640)	—	—
(28,847,303)	(63,770,433)	(11,498,869)	(7,626,463)

379,701,366	196,869,212	247,421,409	60,454,193
28,534,242	61,362,112	10,415,151	7,278,249
(375,686,850)	(745,204,273)	(112,490,991)	(95,173,897)
32,548,758	(486,972,949)	145,345,569	(27,441,455)
229,027,534	(527,049,398)	238,357,232	(17,206,693)

821,352,997	1,348,402,395	264,290,333	281,497,026
$1,050,380,531	$821,352,997	$502,647,565	$264,290,333
$21,983,346	$19,944,034	$10,407,412	$5,693,563

The accompanying notes are an integral part of these financial statements.	47

GOLDMAN SACHS EMERGING MARKETS EQUITY INSIGHTS FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from investment operations
Year - Share Class	Net asset value, beginning of year	Net investment income(a)		Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholders from net investment income
FOR THE FISCAL YEARS ENDED OCTOBER 31,
2013 - A	$8.40	$0.07		$0.60	$0.67	$(0.12)
2013 - C	8.36	0.04		0.55	0.59	(0.05)
2013 - Institutional	8.40	0.16		0.53	0.69	(0.14)
2013 - IR	8.39	0.14		0.54	0.68	(0.13)
2012 - A	8.08	0.13		0.28	0.41	(0.09)
2012 - C	8.00	0.08		0.28	0.36	—
2012 - Institutional	8.12	0.16		0.28	0.44	(0.16)
2012 - IR	8.11	0.25		0.18	0.43	(0.15)
2011 - A	8.91	0.11		(0.87)	(0.76)	(0.07)
2011 - C	8.82	—	(d)	(0.81)	(0.81)	(0.01)
2011 - Institutional	8.96	0.16		(0.88)	(0.72)	(0.12)
2011 - IR	8.98	0.15		(0.90)	(0.75)	(0.12)
2010 - A	7.14	0.08		1.76	1.84	(0.07)
2010 - C	7.11	—	(d)	1.77	1.77	(0.06)
2010 - Institutional	7.17	0.10		1.79	1.89	(0.10)
2010 - IR (Commenced August 31, 2010)	7.67	0.01		1.30	1.31	—
2009 - A	4.45	0.12	(f)	2.61	2.73	(0.04)
2009 - C	4.41	0.07	(f)	2.64	2.71	(0.01)
2009 - Institutional	4.47	0.13	(f)	2.62	2.75	(0.05)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Amount is less than $0.005 per share.
(e)	Annualized.
(f)	Reflects income recognized from special dividends which amounted to $0.02 per share and 0.34% of average net assets.

48	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS EQUITY INSIGHTS FUND

Net asset value, end of year	Total return(b)	Net assets, end of year (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate(c)

$8.95	8.00%	$24,758	1.52%		1.65%		0.82%		249%
8.90	7.02	989	2.31		2.48		0.51		249
8.95	8.41	556,434	1.14		1.27		1.87		249
8.94	8.16	1,649	1.32		1.50		1.59		249
8.40	5.26	50,760	1.45		1.69		1.58		180
8.36	4.49	228	2.20		2.46		0.97		180
8.40	5.68	464,180	1.05		1.30		1.98		180
8.39	5.48	118	1.20		1.41		3.06		180
8.08	(8.58)	17,089	1.45		1.71		1.17		200
8.00	(9.23)	207	2.20		2.46		0.01		200
8.12	(8.19)	273,027	1.05		1.31		1.75		200
8.11	(8.54)	1	1.20		1.46		1.67		200
8.91	25.91	52,030	1.45		1.70		0.99		214
8.82	25.07	1,282	2.20		2.45		0.04		214
8.96	26.56	364,053	1.05		1.30		1.25		214
8.98	17.08	1	1.20	(e)	1.45	(e)	0.51	(e)	214
7.14	61.83	2,694	1.45		1.76		2.04	(f)	182
7.11	61.28	1,426	2.20		2.51		1.13	(f)	182
7.17	62.25	311,960	1.05		1.36		2.38	(f)	182

The accompanying notes are an integral part of these financial statements.	49

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from investment operations
Year - Share Class	Net asset value, beginning of year	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholders from net investment income
FOR THE FISCAL YEARS ENDED OCTOBER 31,
2013 - A	$9.00	$0.19	$2.11	$2.30	$(0.31)
2013 - B	8.89	0.16	2.04	2.20	(0.23)
2013 - C	8.87	0.16	2.04	2.20	(0.24)
2013 - Institutional	9.25	0.30	2.09	2.39	(0.35)
2013 - Service	9.06	0.22	2.08	2.30	(0.30)
2013 - IR	8.91	0.22	2.08	2.30	(0.35)
2013 - R	8.88	0.21	2.04	2.25	(0.28)
2012 - A	9.02	0.19	0.21	0.40	(0.42)
2012 - B	8.89	0.13	0.20	0.33	(0.33)
2012 - C	8.89	0.13	0.20	0.33	(0.35)
2012 - Institutional	9.27	0.24	0.21	0.45	(0.47)
2012 - Service	9.08	0.18	0.21	0.39	(0.41)
2012 - IR	8.97	0.20	0.21	0.41	(0.47)
2012 - R	8.93	0.17	0.20	0.37	(0.42)
2011 - A	10.21	0.28	(1.26)	(0.98)	(0.21)
2011 - B	10.06	0.19	(1.23)	(1.04)	(0.13)
2011 - C	10.06	0.19	(1.23)	(1.04)	(0.13)
2011 - Institutional	10.49	0.33	(1.30)	(0.97)	(0.25)
2011 - Service	10.27	0.27	(1.27)	(1.00)	(0.19)
2011 - IR	10.15	0.23	(1.18)	(0.95)	(0.23)
2011 - R	10.12	0.19	(1.18)	(0.99)	(0.20)
2010 - A	9.61	0.18	0.63	0.81	(0.21)
2010 - B	9.47	0.11	0.62	0.73	(0.14)
2010 - C	9.47	0.10	0.63	0.73	(0.14)
2010 - Institutional	9.86	0.22	0.66	0.88	(0.25)
2010 - Service	9.67	0.16	0.65	0.81	(0.21)
2010 - IR	9.56	0.20	0.63	0.83	(0.24)
2010 - R	9.55	0.15	0.63	0.78	(0.21)
2009 - A	8.06	0.17	1.77	1.94	(0.39)
2009 - B	7.91	0.12	1.73	1.85	(0.29)
2009 - C	7.90	0.12	1.74	1.86	(0.29)
2009 - Institutional	8.29	0.21	1.81	2.02	(0.45)
2009 - Service	8.08	0.16	1.79	1.95	(0.36)
2009 - IR	8.04	0.20	1.75	1.95	(0.43)
2009 - R	8.01	0.08	1.84	1.92	(0.38)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(c)	The Fund's portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund's portfolio turnover rate may be higher.

50	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUND

Net asset value, end of year	Total return(b)	Net assets, end of year (in 000s)	Ratio of net expenses to average net assets	Ratio of total expenses to average net assets	Ratio of net investment income to average net assets	Portfolio turnover rate(c)

$10.99	26.31%	$92,919	1.29%	1.37%	1.98%	189%
10.86	25.31	1,950	2.04	2.11	1.67	189
10.83	25.33	3,166	2.04	2.11	1.61	189
11.29	26.71	945,546	0.89	0.96	2.99	189
11.06	26.13	6,237	1.39	1.46	2.25	189
10.86	26.55	468	1.04	1.11	2.22	189
10.85	25.99	95	1.54	1.61	2.14	189
9.00	4.94	210,612	1.28	1.37	2.21	203
8.89	4.13	2,587	2.04	2.12	1.47	203
8.87	4.10	3,087	2.04	2.12	1.48	203
9.25	5.47	596,986	0.88	0.97	2.69	203
9.06	4.77	7,945	1.38	1.47	2.09	203
8.91	5.16	65	1.04	1.11	2.33	203
8.88	4.69	71	1.53	1.62	1.98	203
9.02	(9.87)	314,225	1.25	1.31	2.74	101
8.89	(10.52)	3,916	2.00	2.06	1.93	101
8.89	(10.50)	3,660	2.00	2.06	1.94	101
9.27	(9.52)	1,013,458	0.85	0.91	3.18	101
9.08	(9.91)	12,982	1.35	1.41	2.60	101
8.97	(9.58)	45	1.00	1.06	2.53	101
8.93	(9.99)	116	1.50	1.56	1.87	101
10.21	8.59	530,086	1.25	1.29	1.89	111
10.06	7.83	6,563	2.00	2.04	1.13	111
10.06	7.78	5,023	2.00	2.04	1.12	111
10.49	9.05	1,819,375	0.85	0.89	2.24	111
10.27	8.49	23,267	1.35	1.39	1.68	111
10.15	8.77	8	1.00	1.04	2.13	111
10.12	8.30	192	1.50	1.54	1.59	111
9.61	25.56	656,289	1.25	1.32	2.17	167
9.47	24.49	7,620	2.00	2.07	1.50	167
9.47	24.68	5,622	2.00	2.07	1.52	167
9.86	26.03	1,770,267	0.85	0.92	2.55	167
9.67	25.46	29,882	1.35	1.42	1.96	167
9.56	25.94	7	1.00	1.07	2.51	167
9.55	25.32	155	1.50	1.57	0.95	167

The accompanying notes are an integral part of these financial statements.	51

GOLDMAN SACHS INTERNATIONAL SMALL CAP INSIGHTS FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from investment operations
Year - Share Class	Net asset value, beginning of year	Net investment income(a)		Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholders from net investment income
FOR THE FISCAL YEARS ENDED OCTOBER 31,
2013 - A	$8.29	$0.23		$2.49	$2.72	$(0.39)
2013 - C	8.13	0.14		2.47	2.61	(0.34)
2013 - Institutional	8.30	0.26		2.50	2.76	(0.44)
2013 - IR	8.28	0.22		2.52	2.74	(0.43)
2012 - A	7.92	0.17		0.38	0.55	(0.18)
2012 - C	7.79	0.11		0.38	0.49	(0.15)
2012 - Institutional	7.94	0.20		0.38	0.58	(0.22)
2012 - IR	7.93	0.16		0.40	0.56	(0.21)
2011 - A	8.20	0.17		(0.21)	(0.04)	(0.24)
2011 - C	8.08	0.13		(0.23)	(0.10)	(0.19)
2011 - Institutional	8.21	0.20		(0.20)	—	(0.27)
2011 - IR	8.21	0.20		(0.21)	(0.01)	(0.27)
2010 - A	7.03	0.12	(d)	1.21	1.33	(0.16)
2010 - C	6.95	0.09	(d)	1.17	1.26	(0.13)
2010 - Institutional	7.04	0.16	(d)	1.19	1.35	(0.18)
2010 - IR (Commenced August 31, 2010)	7.00	0.03	(d)	1.18	1.21	—
2009 - A	4.94	0.09		2.19	2.28	(0.19)
2009 - C	4.91	0.06		2.17	2.23	(0.19)
2009 - Institutional	4.96	0.12		2.19	2.31	(0.23)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund's portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund's portfolio turnover rate may be higher.
(d)	Reflects income recognized from special dividends which amounted to $0.01 per share and 0.19% of average net assets.
(e)	Annualized.

52	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL SMALL CAP INSIGHTS FUND

Net asset value, end of year	Total return(b)	Net assets, end of year (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate(c)

$10.62	34.41%	$53,564	1.30%		1.48%		2.52%		166%
10.40	33.40	3,514	2.05		2.24		1.53		166
10.62	34.96	441,964	0.90		1.07		2.85		166
10.59	34.77	3,605	1.05		1.26		2.28		166
8.29	7.32	18,914	1.30		1.51		2.13		150
8.13	6.56	896	2.05		2.26		1.44		150
8.30	7.80	244,135	0.90		1.11		2.59		150
8.28	7.54	345	1.05		1.26		2.06		150
7.92	(0.68)	29,729	1.30		1.47		1.95		79
7.79	(1.39)	856	2.05		2.22		1.56		79
7.94	(0.16)	249,545	0.90		1.07		2.30		79
7.93	(0.33)	1,368	1.05		1.22		2.39		79
8.20	19.36	34,154	1.30		1.50		1.71	(d)	113
8.08	18.50	213	2.05		2.25		1.24	(d)	113
8.21	19.67	236,265	0.90		1.10		2.18	(d)	113
8.21	17.29	1	1.05	(e)	1.25	(e)	2.49	(d)(e)	113
7.03	48.17	36,310	1.30		1.74		1.62		209
6.95	47.36	40	2.05		2.49		1.16		209
7.04	48.80	207,776	0.90		1.34		1.99		209

The accompanying notes are an integral part of these financial statements.	53

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

Notes to Financial Statements

October 31, 2013

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Fund†	Share Classes Offered*	Diversified/ Non-diversified
Emerging Markets Equity Insights and International Small Cap Insights	A, C, Institutional and IR	Diversified
International Equity Insights	A, B, C, Institutional, Service, IR and R	Diversified

†	Formerly, Goldman Sachs Structured Emerging Markets Equity, Goldman Sachs Structured International Small Cap and Goldman Sachs Structured International Equity. Effective at the close of business May 3, 2013, the Funds changed their names to the Goldman Sachs Emerging Markets Equity Insights, Goldman Sachs International Small Cap Insights and Goldman Sachs International Equity Insights, respectively.
*	Class B Shares are generally no longer available for purchase by current or prospective investors.

Class A Shares are sold with a front-end sales charge of up to 5.50%. Class B Shares were sold with a contingent deferred sales charge (“CDSC”) that declines from 5.00% to zero, depending upon the period of time the shares are held. Class C Shares are sold with a CDSC of 1.00%, which is imposed on redemptions made within 12 months of purchase. Institutional, Service, Class IR and Class R Shares are not subject to a sales charge.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser to the Funds pursuant to a management agreement (the “Agreement”) with the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income and dividend income, net of any foreign withholding taxes, less any amounts reclaimable. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments.

For derivative contracts, realized gains and losses are recorded upon settlement of the contract.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), and non-class specific expenses of each Fund are allocated daily based upon the proportion of net assets of each class. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agent and Service and Shareholder Administration fees. Non-class specific expenses directly incurred by a Fund are charged to that Fund, while such expenses incurred by the Trust are allocated across the respective Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses.

D.  Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Funds are not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid annually.

Net capital losses are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

Under the Regulated Investment Company Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long term capital losses rather than being considered all short-term as under previous law.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E.  Foreign Currency Translation — The accounting records and reporting currency of the Funds are maintained in United States (“U.S.”) dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statements of Operations within net change in unrealized gain (loss) on foreign currency transactions. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Trustees have adopted Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’ portfolio investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

Notes to Financial Statements (continued)

October 31, 2013

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities and investment companies traded on a U.S. securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If no sale occurs, equity securities and exchange traded investment companies are valued at the last bid price for long positions and at the last ask price for short positions. Investments in investment companies (other than those that are exchange traded) are valued at the NAV on the valuation date. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Debt Securities — Debt securities for which market quotations are readily available are valued daily on the basis of quotations supplied by dealers or an independent pricing service approved by the Trustees. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value. Short-term debt obligations that mature in sixty days or less and that do not exhibit signs of credit deterioration are valued at amortized cost, which approximates fair value. With the exception of treasury securities, which are generally classified as Level 1, these investments are generally classified as Level 2 of the fair value hierarchy.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. Exchange-traded derivatives, including futures contracts, typically fall within Level 1 of the fair value hierarchy.

i.  Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security and are valued based on exchanged settlement prices or independent market quotes. Futures contracts are valued at the last settlement price, or in the absence of a sale, the last bid price for long positions and at the last ask price for short positions, at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, a Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by a Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses.

B.  Level 3 Fair Value Investments — To the extent that the aforementioned significant inputs are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Funds’ investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies.

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

C.  Fair Value Hierarchy — The following is a summary of the Funds’ investments and derivatives classified in the fair value hierarchy as of October 31, 2013:

EMERGING MARKETS EQUITY INSIGHTS FUND

Investment Type	Level 1	Level 2		Level 3
Assets
Common Stock and/or Other Equity Investments
North and South America	$69,060,531	$38,467,865	(a)	$—
Other	31,054,504	441,246,941	(a)	—
Securities Lending Reinvestment Vehicle	13,500,753	—		—
Total	$113,615,788	$479,714,806		$—

INTERNATIONAL EQUITY INSIGHTS FUND

Investment Type	Level 1	Level 2		Level 3
Assets
Common Stock and/or Other Equity Investments
Other	$58,375,749	$957,006,615	(a)	$—
Securities Lending Reinvestment Vehicle	5,863,207	—		—
Total	$64,238,956	$957,006,615		$—

Derivative Type
Assets(b)
Futures Contracts	$1,022,424	$—		$—

INTERNATIONAL SMALL CAP INSIGHTS FUND

Investment Type	Level 1	Level 2		Level 3
Assets
Common Stock and/or Other Equity Investments
North and South America	$—	$4,563,169	(a)	$—
Other	—	479,106,454	(a)	—
Securities Lending Reinvestment Vehicle	32,970,675	—		—
Total	$32,970,675	$483,669,623		$—

Derivative Type
Assets(b)
Futures Contracts	$410,903	$—		$—

(a)	To adjust for the time difference between local market close and the calculation of net asset value, the Funds utilize fair value model prices for certain international equities provided by an independent fair value service resulting in a Level 2 classification.
(b)	Amount shown represents unrealized gain at fiscal year end.

For further information regarding security characteristics, see the Schedules of Investments.

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

Notes to Financial Statements (continued)

October 31, 2013

4. INVESTMENTS IN DERIVATIVES

The following table sets forth, by certain risk types, the gross value of derivative contracts as of October 31, 2013. These instruments were used to meet the Funds’ investment objectives and to obtain and/or manage exposure related to the risks below. The values in the table below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Funds’ net exposure:

Fund	Risk	Statements of Assets and Liabilities	Assets(a)
International Equity Insights	Equity	Receivable for unrealized gain on futures variation margin	$1,022,424
International Small Cap Insights	Equity	Receivable for unrealized gain on futures variation margin	410,903

(a)	Includes unrealized gain on futures contracts described in the Additional Investment Information sections of the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

The following table sets forth, by certain risk types, the Funds’ gains (losses) related to these derivatives and their indicative volumes for the fiscal year ended October 31, 2013. These gains (losses) should be considered in the context that these derivative contracts may have been executed to economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statements of Operations:

Fund	Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
International Equity Insights	Equity	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	$2,626,056	$746,593	517
International Small Cap Insights	Equity	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	2,560,147	372,824	222

(a)	Average number of contracts is based on the average of month end balances for the fiscal year ended October 31, 2013.

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Funds, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

For the fiscal year ended October 31, 2013, contractual and effective net management fees with GSAM were at the following rates:

	Contractual Management Fee Rate
Fund	First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Fee Rate
Emerging Markets Equity Insights	1.00%	1.00%	0.90%	0.86%	0.84%	1.00%
International Equity Insights	0.85	0.77	0.73	0.72	0.71	0.85
International Small Cap Insights	0.85	0.85	0.77	0.73	0.72	0.85

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

B.  Distribution and Service Plans — The Trust, on behalf of each Fund, has adopted Distribution and Service Plans (the “Plans”). Under the Plans, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly, for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers, at the following annual rates calculated on a Fund’s average daily net assets of each respective share class:

	Distribution and Service Plan Rates
	Class A*	Class B	Class C	Class R*
Distribution Plan	0.25%	0.75%	0.75%	0.50%
Service Plan	—	0.25	0.25	—

*	With respect to Class A and Class R Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution Plan to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

C.  Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Funds pursuant to a Distribution Agreement, may retain a portion of the Class A front end sales charge and Class B and Class C Shares’ CDSC. During the fiscal year ended October 31, 2013, Goldman Sachs advised that it retained the following amounts:

	Front End Sales Charge	Contingent Deferred Sales Charge
Fund	Class A	Class B	Class C
Emerging Markets Equity Insights	$2,991	$—	$—
International Equity Insights	4,609	—	—
International Small Cap Insights	11,513	—	12

D.  Service Plan and Shareholder Administration Plan — The Trust, on behalf of each Fund that offers Service Shares, has adopted a Service Plan and a Shareholder Administration Plan. These plans allow for service organizations to provide varying levels of personal and account maintenance and shareholder administration services to their customers who are beneficial owners of such shares. The Service Plan and Shareholder Administration Plan each provide for compensation to the service organizations which is accrued daily and paid monthly at an annual rate of 0.25% (0.50% in aggregate) of the average daily net assets of the Service Shares.

E.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.19% of the average daily net assets of Class A, Class B, Class C, Class IR and Class R Shares and 0.04% of the average daily net assets of Institutional and Service Shares.

F.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to limit certain “Other Expense” of the Funds (excluding transfer agent fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, litigation, indemnification, shareholder meetings and other extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitations as an annual percentage rate of average daily net assets for Emerging Markets Equity Insights, International Equity Insights and International Small Cap Insights Funds are 0.144%, 0.004% and 0.014%, respectively. Prior to February 28, 2013, the Other Expense limitation for the Emerging Markets Equity Insights Fund was 0.014%. These Other Expense limitations will remain in place through at least February 28, 2014, and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees. The Funds are amortizing their respective share of costs

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

Notes to Financial Statements (continued)

October 31, 2013

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

related to proxy and shareholder meetings, and GSAM has agreed to reimburse each Fund to the extent such expenses exceed a specified percentage of the Fund’s net assets. In addition, the Funds have entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction of the Funds’ expenses and are received irrespective of the application of the “Other Expense” limitations described above.

For the fiscal year ended October 31, 2013, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Fund	Custody Fee Credits	Other Expense Reimbursement	Total Expense Reductions
Emerging Markets Equity Insights	$4,952	$770,806	$775,758
International Equity Insights	7,480	672,492	679,972
International Small Cap Insights	5,916	548,537	554,453

As of October 31, 2013, the amounts owed to affiliates of the Funds were as follows:

Fund	Management Fees	Distribution and Service Fees	Transfer Agent Fees	Total
Emerging Markets Equity Insights	$491,201	$6,076	$23,138	$520,415
International Equity Insights	744,159	27,299	48,152	819,610
International Small Cap Insights	348,019	12,139	22,923	383,081

G.  Line of Credit Facility — As of October 31, 2013, the Funds participated in a $780,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates (“Other Borrowers”). Pursuant to the terms of the facility, the Funds and Other Borrowers could increase the credit amount by an additional $220,000,000, for a total of up to $1,000,000,000. This facility is to be used solely for temporary or emergency purposes, which may include the funding of redemptions. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the fiscal year ended October 31, 2013, the Funds did not have any borrowings under the facility. Prior to May 8, 2013, the committed amount available through the facility was $630,000,000.

H.  Other Transactions with Affiliates — For the fiscal year ended October 31, 2013, Goldman Sachs earned $29,815 in brokerage commissions from portfolio transactions, including futures transactions executed with Goldman Sachs as the Futures Commission Merchant, on behalf of the International Equity Insights Fund.

As of October 31, 2013, the following Goldman Sachs Fund of Funds Portfolios were the beneficial owners of 5% or more of total outstanding shares of the following Funds:

Fund	Goldman Sachs Balanced Strategy Portfolio	Goldman Sachs Equity Growth Strategy Portfolio	Goldman Sachs Growth Strategy Portfolio	Goldman Sachs Growth and Income Strategy Portfolio	Goldman Sachs Satellite Strategies Portfolio	Goldman Sachs Tax-Advantaged Global Equity Portfolio
Emerging Markets Equity Insights	—%	5%	9%	6%	16%	11%
International Equity Insights	7	15	25	22	—	—
International Small Cap Insights	—	—	—	—	25	5

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

As of October 31, 2013, the Goldman Sachs Group, Inc. was the beneficial owner of approximately 9% of the Class R Shares of the International Equity Insights Fund.

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended October 31, 2013, were as follows:

Fund	Purchases	Sales and Maturities
Emerging Markets Equity Insights	$1,485,206,933	$1,443,185,009
International Equity Insights	1,779,631,014	1,763,837,850
International Small Cap Insights	665,135,054	528,249,085

7. SECURITIES LENDING

Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and the terms and conditions contained therein, the Funds may lend their securities through a securities lending agent, Goldman Sachs Agency Lending (“GSAL”), a wholly-owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs and affiliates. In accordance with the Funds’ securities lending procedures, the Funds receive cash collateral at least equal to the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Funds, at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Funds on the next business day. As with other extensions of credit, the Funds may experience delay in the recovery of their securities or incur a loss should the borrower of the securities breach its agreement with the Funds or become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan. Dividend income received from securities on loan may not be subject to withholding taxes and therefore withholding taxes paid may differ from the amounts listed in the Statement of Operations.

The Funds invest the cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Money Market Fund (“Money Market Fund”), a separate series of the Trust. The Money Market Fund, deemed an affiliate of the Trust, is registered under the Act as an open end investment company, is subject to Rule 2a-7 under the Act and is managed by GSAM, for which GSAM may receive an investment advisory fee of up to 0.205% on an annualized basis of the average daily net assets of the Money Market Fund.

Both the Funds and GSAL received compensation relating to the lending of the Funds’ securities. The amounts earned by the Funds for the fiscal year ended October 31, 2013, are reported under Investment Income on the Statements of Operations.

The table below details securities lending activity with affiliates of Goldman Sachs:

	For the Fiscal year ended October 31, 2013		Amounts Payable to Goldman Sachs Upon Return of Securities Loaned as of October 31, 2013
Fund	Earnings of GSAL Relating to Securities Loaned	Amounts Received by the Funds from Lending to Goldman Sachs
Emerging Markets Equity Insights	$7,907	$1,259	$—
International Equity Insights	114,950	96,335	1,637,100
International Small Cap Insights	59,976	120,161	9,121,275

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

Notes to Financial Statements (continued)

October 31, 2013

7. SECURITIES LENDING (continued)

The following table provides information about the Funds’ investment in the Money Market Fund for the fiscal year ended October 31, 2013:

Fund	Number of Shares Held Beginning of Year	Shares Bought	Shares Sold	Number of Shares Held End of Year	Value at End of Year
Emerging Markets Equity Insights	4,880,850	205,737,051	(197,117,148)	13,500,753	$13,500,753
International Equity Insights	3,010,747	435,462,968	(432,610,508)	5,863,207	5,863,207
International Small Cap Insights	5,200,492	136,053,411	(108,283,228)	32,970,675	32,970,675

8. TAX INFORMATION

The tax character of distributions paid during the fiscal year ended October 31, 2013 was as follows:

	Emerging Markets Equity Insights	International Equity Insights	International Small Cap Insights
Distributions paid from: Ordinary income	$8,109,333	$28,847,303	$11,498,869

The tax character of distributions paid during the fiscal year ended October 31, 2012 was as follows:

	Emerging Markets Equity Insights	International Equity Insights	International Small Cap Insights
Distributions paid from: Ordinary income	$5,379,295	$63,770,433	$7,626,463

As of October 31, 2013, the components of accumulated earnings (losses) on a tax-basis were as follows:

	Emerging Markets Equity Insights	International Equity Insights	International Small Cap Insights
Undistributed ordinary income — net	$5,477,685	$24,058,660	$15,560,598
Undistributed long-term capital gains	—	—	3,558,094
Total undistributed earnings	$5,477,685	$24,058,660	$19,118,692
Capital loss carryforwards:
Expiring 2016(1)	$—	$(455,911,785)	$—
Expiring 2017(1)	(16,672,089)	(940,883,655)	—
Expiring 2019(1)	—	(2,867,280)	—
Perpetual Long-term	—	(5,963,410)	—
Perpetual Short-term	—	(11,601,860)	—
Total capital loss carryforwards	$(16,672,089)	$(1,417,227,990)	$—
Unrealized gains — net	49,689,296	101,803,982	72,661,584
Total accumulated gains (losses) — net	$38,494,892	$(1,291,365,348)	$91,780,276
(1)	Expiration occurs on October 31 of the year indicated. The Emerging Markets Equity Insights, International Equity Insights and International Small Cap Insights Funds utilized $10,839,053, $115,893,297 and $29,339,546, respectively, of capital losses in the current fiscal year.

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

8. TAX INFORMATION (continued)

As of October 31, 2013, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Emerging Markets Equity Insights	International Equity Insights	International Small Cap Insights
Tax cost	$543,364,906	$919,493,389	$444,133,446
Gross unrealized gain	62,644,169	116,383,027	83,560,301
Gross unrealized loss	(12,678,481)	(14,630,845)	(11,053,449)
Net unrealized security gain	$49,965,688	$101,752,182	$72,506,852
Net unrealized gain (loss) on other investments	(276,392)	51,800	154,732
Net unrealized gain	$49,689,296	$101,803,982	$72,661,584

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales, net mark to market gains (losses) on regulated futures contracts and differences related to the tax treatment of passive foreign investment company investments.

In order to present certain components of the Funds’ capital accounts on a tax-basis, certain reclassifications have been recorded to the Funds’ accounts. These reclassifications have no impact on the net asset value of the Funds’ and result primarily from differences in the tax treatment of foreign currency transactions and passive foreign investment company investments.

Fund	Accumulated Net Realized Gain (Loss)	Undistributed Net Investment Income (Loss)
Emerging Markets Equity Insights	$2,127,843	$(2,127,843)
International Equity Insights	(3,487,983)	3,487,983
International Small Cap Insights	(6,891,193)	6,891,193

GSAM has reviewed the Funds’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

Notes to Financial Statements (continued)

October 31, 2013

9. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Foreign Custody Risk — A Fund that invests in foreign securities may hold such securities and foreign currency with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). In some countries, Foreign Custodians may be subject to little or no regulatory oversight or independent evaluation of their operations. Further, the laws of certain countries may place limitations on a Fund’s ability to recover its assets if a Foreign Custodian enters into bankruptcy. Investments in emerging markets may be subject to greater custody risks than investments in more developed markets. Custody services in emerging market countries are often undeveloped and may be less regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

Shareholder Concentration Risk — Certain funds, accounts, individuals or Goldman Sachs affiliates may from time to time own (beneficially or of record) or control a significant percentage of the Funds’ shares. Redemptions by these entities of their holdings in the Funds may impact the Funds’ liquidity and NAV. These redemptions may also force the Funds to sell securities.

Investments in Other Investment Companies — As a shareholder of another investment company, including an exchange traded fund (“ETF”), a Fund will directly bear its proportionate share of any management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund. ETFs are subject to risks that do not apply to conventional mutual funds, including but not limited to the following: (i) the market price of the ETF’s shares may trade at a premium or a discount to their NAV; and (ii) an active trading market for an ETF’s shares may not develop or be maintained.

Liquidity Risk — The Funds may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions.

Market and Credit Risks — In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Funds may also be exposed to credit risk in the event that an issuer fails to perform or that an institution or entity with which the Funds have unsettled or open transactions defaults.

Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, be subject to government ownership controls, have delayed settlements and their prices may be more volatile than those of comparable securities in the U.S.

10. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

11. OTHER MATTERS

New Accounting Pronouncement — In December 2011, the Financial Accounting Standards Board issued an Accounting standards Update No. 2011-11: Disclosures about offsetting Assets and Liabilities (“ASU”) to enhance disclosures about financial instruments and derivative instruments that are subject to offsetting (“netting”) on the Statements of Assets and Liabilities. This information will enable users of the Funds’ financial statements to evaluate the effect or potential effect of netting arrangements on the Funds’ financial position. The ASU is effective for financial statements with fiscal years beginning on or after January 1, 2013, and interim periods within those fiscal years. At this time, GSAM is evaluating the implications of these changes on the financial statements.

12. SUBSEQUENT EVENTS

Subsequent events after the Statement of Assets and Liabilities date have been evaluated through the date the financial statements were issued. GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

Notes to Financial Statements (continued)

October 31, 2013

13. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Emerging Markets Equity Insights Fund

	For the Fiscal Year Ended October 31, 2013		For the Fiscal Year Ended October 31, 2012

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	2,322,240	$20,618,692	5,791,877	$46,864,404
Reinvestment of distributions	73,688	645,508	25,713	190,016
Shares redeemed	(5,669,845)	(50,290,832)	(1,891,680)	(15,474,285)
	(3,273,917)	(29,026,632)	3,925,910	31,580,135
Class C Shares
Shares sold	101,643	859,533	5,166	43,987
Reinvestment of distributions	127	1,115	—	—
Shares redeemed	(17,990)	(158,348)	(3,724)	(28,557)
	83,780	702,300	1,442	15,430
Institutional Shares
Shares sold	39,610,954	344,944,264	30,079,722	240,000,396
Reinvestment of distributions	852,057	7,438,458	704,649	5,186,221
Shares redeemed	(33,585,825)	(285,409,911)	(9,138,067)	(72,835,942)
	6,877,186	66,972,811	21,646,304	172,350,675
Class IR Shares
Shares sold	196,365	1,628,578	17,443	153,585
Reinvestment of distributions	211	1,842	3	19
Shares redeemed	(26,122)	(220,256)	(3,568)	(28,300)
	170,454	1,410,164	13,878	125,304
NET INCREASE	3,857,503	$40,058,643	25,587,534	$204,071,544

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

13. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	International Equity Insights Fund

	For the Fiscal Year Ended October 31, 2013		For the Fiscal Year Ended October 31, 2012

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	2,943,527	$27,769,199	5,507,894	$47,755,253
Shares converted from Class B(a)	10,576	103,931	12,209	103,223
Reinvestment of distributions	751,842	6,751,544	1,704,286	13,804,716
Shares redeemed	(18,647,168)	(178,420,646)	(18,655,807)	(160,393,596)
	(14,941,223)	(143,795,972)	(11,431,418)	(98,730,404)
Class B Shares
Shares sold	4,432	43,113	6,723	58,459
Shares converted to Class A(a)	(10,664)	(103,931)	(12,306)	(103,223)
Reinvestment of distributions	6,687	59,782	16,339	131,532
Shares redeemed	(111,982)	(1,085,097)	(160,397)	(1,373,323)
	(111,527)	(1,086,133)	(149,641)	(1,286,555)
Class C Shares
Shares sold	33,474	326,046	34,689	294,411
Reinvestment of distributions	7,377	65,731	13,667	109,747
Shares redeemed	(96,554)	(910,697)	(112,232)	(951,786)
	(55,703)	(518,920)	(63,876)	(547,628)
Institutional Shares
Shares sold	35,951,844	349,612,138	16,161,479	147,464,668
Reinvestment of distributions	2,346,076	21,583,896	5,697,917	47,178,757
Shares redeemed	(19,117,164)	(190,484,919)	(66,580,617)	(576,273,721)
	19,180,756	180,711,115	(44,721,221)	(381,630,296)
Service Shares
Shares sold	157,165	1,507,427	142,848	1,243,577
Reinvestment of distributions	7,351	66,527	15,854	129,366
Shares redeemed	(477,512)	(4,689,651)	(712,105)	(6,129,358)
	(312,996)	(3,115,697)	(553,403)	(4,756,415)
Class IR Shares
Shares sold	44,468	435,067	3,616	32,291
Reinvestment of distributions	517	4,577	294	2,354
Shares redeemed	(9,205)	(92,933)	(1,622)	(13,522)
	35,780	346,711	2,288	21,123
Class R Shares
Shares sold	867	8,376	2,429	20,553
Reinvestment of distributions	246	2,185	704	5,640
Shares redeemed	(320)	(2,907)	(8,185)	(68,967)
	793	7,654	(5,052)	(42,774)
NET INCREASE (DECREASE)	3,795,880	$32,548,758	(56,922,323)	$(486,972,949)

(a)	Class B Shares automatically convert into Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

Notes to Financial Statements (continued)

October 31, 2013

13. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	International Small Cap Insights Fund

	For the Fiscal Year Ended October 31, 2013		For the Fiscal Year Ended October 31, 2012

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	4,782,870	$45,566,381	655,264	$5,150,965
Reinvestment of distributions	100,341	802,726	86,080	616,336
Shares redeemed	(2,122,156)	(18,869,127)	(2,212,825)	(17,116,250)
	2,761,055	27,499,980	(1,471,481)	(11,348,949)
Class C Shares
Shares sold	256,792	2,479,909	23,344	179,525
Reinvestment of distributions	4,103	32,332	2,039	14,392
Shares redeemed	(33,257)	(292,641)	(24,922)	(188,504)
	227,638	2,219,600	461	5,413
Institutional Shares
Shares sold	21,486,763	195,958,498	6,965,820	54,853,290
Reinvestment of distributions	1,199,773	9,562,193	929,867	6,639,251
Shares redeemed	(10,479,262)	(92,855,065)	(9,895,664)	(76,681,545)
	12,207,274	112,665,626	(1,999,977)	(15,189,004)
Class IR Shares
Shares sold	348,331	3,416,621	34,717	270,413
Reinvestment of distributions	2,249	17,900	1,160	8,270
Shares redeemed	(51,893)	(474,158)	(166,690)	(1,187,598)
	298,687	2,960,363	(130,813)	(908,915)
NET INCREASE (DECREASE)	15,494,654	$145,345,569	(3,601,810)	$(27,441,455)

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Goldman Sachs Trust — Goldman Sachs International Equity Insights Funds (Formerly Structured International Equity Funds):

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Goldman Sachs Emerging Markets Equity Insights Fund, Goldman Sachs International Equity Insights Fund and Goldman Sachs International Small Cap Insights Fund (Formerly Goldman Sachs Structured Emerging Markets Equity Fund, Goldman Sachs Structured International Equity Fund, and Goldman Sachs Structured International Small Cap Fund) (collectively the “International Equity Insights Funds”), funds of Goldman Sachs Trust, at October 31, 2013, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the International Equity Insights Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2013 by correspondence with the custodian, transfer agent, brokers, and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 23, 2013

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

Fund Expenses — Six Month Period Ended October 31, 2013 (Unaudited)

As a shareholder of Class A, Class B, Class C, Institutional, Service, Class IR or Class R Shares of a Fund you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares) and contingent deferred sales charges on redemptions (with respect to Class B and Class C Shares); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (with respect to Class A, Class B, Class C and Class R Shares); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class B, Class C, Institutional, Service, Class IR and Class R Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2013 through October 31, 2013.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Emerging Markets Equity Insights Fund				International Equity Insights Fund				International Small Cap Insights Fund
Share Class	Beginning Account Value 05/01/13	Ending Account Value 10/31/13		Expenses Paid for the 6 Months Ended 10/31/13*	Beginning Account Value 05/01/13	Ending Account Value 10/31/13		Expenses Paid for the 6 Months Ended 10/31/13*	Beginning Account Value 05/01/13	Ending Account Value 10/31/13		Expenses Paid for the 6 Months Ended 10/31/13*
Class A
Actual	$1,000	$982.40		$7.94	$1,000	$1,090.30		$6.80	$1,000	$1,131.00		$6.98
Hypothetical 5% return	1,000	1,017.19	+	8.08	1,000	1,018.7	+	6.56	1,000	1,018.65	+	6.61
Class B
Actual	N/A	N/A		N/A	1,000	1,087.10		10.73	N/A	N/A		N/A
Hypothetical 5% return	N/A	N/A		N/A	1,000	1,014.92	+	10.36	N/A	N/A		N/A
Class C
Actual	1,000	979.10		11.62	1,000	1,086.30		10.73	1,000	1,126.80		10.99
Hypothetical 5% return	1,000	1,013.46	+	11.82	1,000	1,014.92	+	10.36	1,000	1,014.87	+	10.41
Institutional
Actual	1,000	985.70		5.96	1,000	1,092.90		4.69	1,000	1,133.40		4.84
Hypothetical 5% return	1,000	1,019.21	+	6.06	1,000	1,020.72	+	4.53	1,000	1,020.67	+	4.58
Service
Actual	N/A	N/A		N/A	1,000	1,089.70		7.32	N/A	N/A		N/A
Hypothetical 5% return	N/A	N/A		N/A	1,000	1,018.2	+	7.07	N/A	N/A		N/A
Class IR
Actual	1,000	983.50		6.65	1,000	1,091.50		5.48	1,000	1,132.60		5.70
Hypothetical 5% return	1,000	1,018.5	+	6.77	1,000	1,019.96	+	5.30	1,000	1,019.86	+	5.40
Class R
Actual	N/A	N/A		N/A	1,000	1,089.40		8.11	N/A	N/A		N/A
Hypothetical 5% return	N/A	N/A		N/A	1,000	1,017.44	+	7.83	N/A	N/A		N/A

*	Expenses are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended October 31, 2013. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class B	Class C	Institutional	Service	Class IR	Class R
Emerging Markets Equity Insights	1.59%	N/A	2.33%	1.19%	N/A	1.33%	N/A
International Equity Insights	1.29	2.04%	2.04	0.89	1.39%	1.04	1.54%
International Small Cap Insights	1.30	N/A	2.05	0.90	N/A	1.06	N/A

+	Hypothetical expenses are based on each Fund's actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited)

Background

The Goldman Sachs Emerging Markets Equity Insights (formerly, Goldman Sachs Structured Emerging Markets Equity), Goldman Sachs International Equity Insights (formerly, Goldman Sachs Structured International Equity) and Goldman Sachs International Small Cap Insights (formerly, Goldman Sachs Structured International Small Cap) Funds (the “Funds”) are investment portfolios of Goldman Sachs Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Funds at regularly scheduled meetings held during the year. In addition, the Board of Trustees determines annually whether to approve the continuance of the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) on behalf of the Funds.

The Management Agreement was most recently approved for continuation until June 30, 2014 by the Board of Trustees, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 12-13, 2013 (the “Annual Meeting”).

The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held four meetings over the course of the year since the Management Agreement was last approved. At those Committee meetings, regularly scheduled Board or other committee meetings and/or the Annual Meeting, the Board, or the Independent Trustees, as applicable, considered matters relating to the Management Agreement, including:

(a)	the nature and quality of the advisory, administrative and other services provided to the Funds by the Investment Adviser and its affiliates, including information about:
(i)	the structure, staff and capabilities of the Investment Adviser and its portfolio management teams;
(ii)	the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services and operations), controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, compliance testing, market risk analysis, finance and strategy and central funding), sales and distribution support groups and others (e.g., information technology and training);
(iii)	trends in headcount;
(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	the parent company’s support of the Investment Adviser and its mutual fund business, as expressed by the firm’s senior management;

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

(b)	information on the investment performance of the Funds, including comparisons to the performance of similar mutual funds, as provided by a third party mutual fund data provider engaged as part of the contract review process (the “Outside Data Provider”), and benchmark performance indices, and general investment outlooks in the markets in which the Funds invest;
(c)	the terms of the Management Agreement and agreements with affiliated service providers entered into by the Trust on behalf of the Funds;
(d)	expense information for the Funds, including:
(i)	the relative management fee and expense levels of the Funds as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider; and
(ii)	each Fund’s expense trends over time;
(e)	with respect to the extensive investment performance and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Funds;
(f)	the undertakings of the Investment Adviser to limit certain expenses of the Funds that exceed specified levels, and a summary of contractual fee reductions made by the Investment Adviser and/or its affiliates over the past several years with respect to the Funds;
(g)	information relating to the profitability of the Management Agreement and the transfer agency and distribution and service arrangements of each of the Funds and the Trust as a whole to the Investment Adviser and its affiliates;
(h)	whether each Fund’s existing management fee schedule adequately addressed any economies of scale;
(i)	a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Funds, including the fees received by the Investment Adviser’s affiliates from the Funds for transfer agency, securities lending, portfolio trading, distribution and other services;
(j)	a summary of potential benefits derived by the Funds as a result of their relationship with the Investment Adviser;
(k)	information regarding commissions paid by the Funds and broker oversight, other information regarding portfolio trading and how the Investment Adviser carries out its duty to seek best execution;
(l)	portfolio manager ownership of Fund shares; the manner in which portfolio manager compensation is determined; and the number and types of accounts managed by the portfolio managers;
(m)	the nature and quality of the services provided to the Funds by their unaffiliated service providers, and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administration services provided under the Management Agreement; and
(n)	the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; its approach to risk management; the annual review of the effectiveness of the Funds’ compliance program; and periodic compliance reports.

The Trustees also received an overview of the Funds’ distribution arrangements. They received information regarding the Funds’ assets, share purchase and redemption activity and the payment of Rule 12b-1 distribution and service fees by the Funds and the payment of non-Rule 12b-1 shareholder service and/or administration fees by the International Equity Insights Fund’s Service Shares. Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Adviser and its affiliates to intermediaries that promote the sale, distribution and/or servicing of Fund shares.

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Funds and other mutual fund portfolios for which the Board of Trustees has responsibility. In evaluating the Management Agreement at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser, its affiliates, their services and the Funds. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of mutual fund investment management agreements under applicable law. In addition, the Investment Adviser and its affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present. The Independent Trustees also discussed the broad range of other investment choices that are available to Fund investors, including the availability of comparable funds managed by other advisers.

Nature, Extent and Quality of the Services Provided Under the Management Agreement

As part of their review, the Trustees considered the nature, extent and quality of the services provided by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and non-advisory services that are provided to the Funds by the Investment Adviser and its affiliates. The Trustees noted the transition in the leadership and changes in personnel of various of the Investment Adviser’s portfolio management teams that had occurred in recent periods, and the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. The Trustees concluded that the Investment Adviser continued to commit substantial financial and operational resources to the Funds and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also recognized that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Funds and the Investment Adviser.

Investment Performance

The Trustees also considered the investment performance of the Funds. In this regard, they compared the investment performance of each Fund to its peers using rankings and ratings compiled by the Outside Data Provider as of December 31, 2012, and updated performance information prepared by the Investment Adviser using the peer groups identified by the Outside Data Provider as of March 31, 2013. The information on each Fund’s investment performance was provided for the one-, three-, five- and ten-year periods ending on the applicable dates, to the extent that each Fund had been in existence for those periods. The Trustees also reviewed each Fund’s investment performance over time (including on a year-by-year basis) relative to its performance benchmark. As part of this review, they considered the investment performance trends of the Funds over time, and reviewed the investment performance of each Fund in light of its investment objective and policies and market conditions.

In addition, the Trustees considered materials prepared and presentations made by the Investment Adviser’s senior management and portfolio management personnel, in which Fund performance was assessed. The Trustees also considered the Investment Adviser’s periodic reports with respect to the Funds’ risk profiles, and how the Investment Adviser’s approach to risk monitoring and management influences portfolio management.

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

The Trustees observed that the Emerging Markets Equity Insights Fund’s Class A Shares had placed in the top half of the Fund’s peer group for the one-, three-, and five-year periods, and had outperformed the Fund’s benchmark index for the one-, three-, and five-year period ended March 31, 2013. They observed that the International Equity Insights Fund’s Class A Shares placed in the second quartile of the Fund’s peer group for the one-year period and in the third quartile for the three-, five-, and ten-year periods, and had underperformed the Fund’s benchmark index for the one-, three-, five-, and ten-year periods ended March 31, 2013. They noted that the International Small Cap Insights Fund’s Class A Shares had placed in the top half of the Fund’s peer group for the three- and five-year periods, and in the third quartile for the one-year period, and had outperformed the Fund’s benchmark index for the one-, three-, and five-year periods ended March 31, 2013. In addition, they noted additions to senior management of the Funds in recent years. The Trustees also recognized the portfolio management team’s continuing efforts to further enhance its investment models.

Costs of Services Provided and Competitive Information

The Trustees considered the contractual terms of the Management Agreement and the fee rates payable by each Fund thereunder. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Funds, which included both advisory and administrative services that were directed to the needs and operations of the Funds as registered mutual funds.

In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Funds. The analyses provided a comparison of the Funds’ management fees and breakpoints to those of relevant peer groups and category universes; an expense analysis which compared each Fund’s overall net and gross expenses to a peer group and a category universe; and a five-year history comparing each Fund’s net expenses to the peer and category medians. The analyses also compared each Fund’s transfer agency, custody, and distribution fees, other expenses and fee waivers/reimbursements to those of the peer group and category medians. The Trustees concluded that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees and total expenses paid by the Funds.

In addition, the Trustees considered the Investment Adviser’s undertakings to limit certain expenses of the Funds that exceed specified levels. They also noted that the Investment Adviser did not manage institutional accounts or collective investment vehicles having investment objectives and policies similar to those of the Funds, and therefore this type of fee comparison was not possible.

In addition, the Trustees noted that shareholders are able to redeem their Fund shares at any time if they believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Profitability

The Trustees reviewed the Investment Adviser’s revenues and pre-tax profit margins with respect to the Trust and each of the Funds. In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules by Fund and by function (i.e., investment management, transfer agency and distribution and service) and the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated. The Trustees also reviewed the report of the internal audit group within the Goldman Sachs organization, which included an assessment of the reasonableness and consistency of the Investment Adviser’s expense allocation methodology and an evaluation of the accuracy of the Investment Adviser’s profitability analysis calculations. Profitability data for the Trust and each Fund were provided for 2012 and 2011, and the Trustees considered this information in relation to the Investment Adviser’s overall profitability. The Trustees considered the Investment Adviser’s revenues and pre-tax profit margins both in absolute terms and in comparison to information on the reported pre-tax profit margins earned by certain other asset management firms.

Economies of Scale

The Trustees considered the information that had been provided regarding the Investment Adviser’s profitability. The Trustees also considered the breakpoints in the fee rate payable under the Management Agreement for each of the Funds at the following annual percentage rates of the average daily net assets of the Funds:

	Emerging Markets Equity Insights Fund	International Equity Insights Fund	International Small Cap Equity Insights Fund
First $1 billion	1.00%	0.85%	0.85%
Next $1 billion	1.00	0.77	0.85
Next $3 billion	0.90	0.73	0.77
Next $3 billion	0.86	0.72	0.73
Over $8 billion	0.84	0.71	0.72

The Trustees noted that the breakpoints were meant to share potential economies of scale, if any, with the Funds and their shareholders as assets under management reach those asset levels. The Trustees considered the amounts of assets in the Funds; the Funds’ recent share purchase and redemption activity; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and their realized profits; information comparing fee rates charged by the Investment Adviser with fee rates charged to other funds in the peer groups; and the Investment Adviser’s undertakings to limit certain expenses of the Funds that exceed specified levels. Upon reviewing these matters at the Annual Meeting, the Trustees concluded that the fee breakpoints represented a means of assuring that benefits of scalability, if any, would be passed along to shareholders at the specified asset levels. They also noted that the Investment Adviser had passed along savings to shareholders of the International Equity Insights Fund, which had asset levels above at least the first breakpoint during the prior fiscal year.

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationship with the Funds as stated above, including: (a) transfer agency fees received by Goldman, Sachs & Co. (“Goldman Sachs”); (b) brokerage and futures commissions earned by Goldman Sachs for executing securities and futures transactions on behalf of the Funds; (c) trading efficiencies resulting from aggregation of orders of the Funds with those for other funds or accounts managed by the Investment Adviser; (d) fees earned by Goldman Sachs Agency Lending, an affiliate of the Investment Adviser, as securities lending agent (and fees earned by the Investment Adviser for managing the fund in which the Funds’ cash collateral is invested); (e) the Investment Adviser’s ability to leverage the infrastructure designed to service the Funds on behalf of its other clients; (f) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (g) Goldman Sachs’ retention of certain fees as Fund Distributor; (h) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Funds; and (i) the possibility that the working relationship between the Investment Adviser and the Funds’ third party service providers may cause those service providers to be open to doing business with other areas of Goldman Sachs. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of these fall-out benefits. In looking at the benefits to Goldman Sachs Agency Lending and the Investment Adviser from the securities lending program, they noted that the Funds also benefited from their participation in the securities lending program.

Other Benefits to the Funds and Their Shareholders

The Trustees also noted that the Funds receive certain potential benefits as a result of their relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Funds with those of other funds or accounts managed by the Investment Adviser; (b) improved servicing from vendors because of the volume of business generated by the Investment Adviser and its affiliates; (c) improved servicing from broker-dealers because of the volume of business generated by the Investment Adviser and its affiliates; (d) the Investment Adviser’s ability to negotiate favorable terms with derivatives counterparties as a result of the size and reputation of the Goldman Sachs organization; (e) the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (f) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Funds because of the reputation of the Goldman Sachs organization; (g) the Funds’ access, through the Investment Adviser, to certain firmwide resources (e.g., proprietary risk management systems and databases), subject to certain restrictions; and (h) the Funds’ access to certain affiliated distribution channels. The Trustees noted the competitive nature of the mutual fund marketplace, and noted further that many of the Funds’ shareholders invested in the Funds in part because of the Funds’ relationship with the Investment Adviser and that those shareholders have a general expectation that the relationship will continue.

Conclusion

In connection with their consideration of the Management Agreement, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fees paid by each of the Funds were reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and each Fund’s current and reasonably foreseeable asset levels. The Trustees unanimously concluded that the Investment Adviser’s continued management likely would benefit each Fund and its shareholders and that the Management Agreement should be approved and continued with respect to each Fund until June 30, 2014.

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

Voting Results of Special Meeting of Shareholders (Unaudited)

A Special Meeting (the “Meeting”) of the Goldman Sachs Trust (“GST”) was held on October 15, 2013 to consider and act upon the proposal below.

At the Meeting, Donald C. Burke, Joseph P. LoRusso, Herbert J. Markley, James A. McNamara, and Roy W. Templin were elected to the Trust’s Board of Trustees. In electing trustees, the Trust’s shareholders voted as follows:

Election of Trustees	For	Against	Withheld	Broker Non-Votes
Donald C. Burke	53,388,642,395.715	0	1,150,861,851.7004	0
Joseph P. LoRusso	53,405,131,628.159	0	1,134,372,619.260	0
Herbert J. Markley	53,435,916,168.391	0	1,103,588,079.028	0
James A. McNamara	53,432,564,581.647	0	1,106,939,665.772	0
Roy W. Templin	53,435,142,748.551	0	1,104,361,498.868	0

In addition to the individuals named above, Ashok N. Bakhru, John P. Coblentz, Jr., Diana M. Daniels, Jessica Palmer, Richard P. Strubel and Alan A. Shuch continue to serve on the Trust’s Board of Trustees.

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

Trustees and Officers (Unaudited)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Ashok N. Bakhru Age: 71	Chairman of the Board of Trustees	Since 1996 (Trustee since 1991)	Mr. Bakhru is retired. He was formerly Director, Apollo Investment Corporation (a business development company) (2008-2013); President, ABN Associates (a management and financial consulting firm) (1994-1996 and 1998-2012); Trustee, Scholarship America (1998-2005); Trustee, Institute for Higher Education Policy (2003-2008); Director, Private Equity Investors — III and IV (1998-2007), and Equity-Linked Investors II (April 2002-2007). Chairman of the Board of Trustees — Goldman Sachs Mutual Fund Complex.	108	None
Donald C. Burke Age: 53	Trustee	Since 2010	Mr. Burke is retired. He is Director, Avista Corp. (2011-Present); and was formerly a Director, BlackRock Luxembourg and Cayman Funds (2006-2010); President and Chief Executive Officer, BlackRock U.S. Funds (2007-2009); Managing Director, BlackRock, Inc. (2006-2009). Trustee — Goldman Sachs Mutual Fund Complex.	106	Avista Corp. (an energy company)
John P. Coblentz, Jr. Age: 72	Trustee	Since 2003	Mr. Coblentz is retired. Formerly, he was Partner, Deloitte & Touche LLP (1975-2003); Director, Emerging Markets Group, Ltd. (2004-2006); and Director, Elderhostel, Inc. (2006-2012). Trustee — Goldman Sachs Mutual Fund Complex.	108	None
Diana M. Daniels Age: 64	Trustee	Since 2007	Ms. Daniels is retired. Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels serves as a Presidential Councilor of Cornell University (2013-Present); Member, Advisory Board, Psychology Without Borders (international humanitarian aid organization) (2007-Present), and former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-2007). Trustee — Goldman Sachs Mutual Fund Complex.	106	None
Joseph P. LoRusso Age: 56	Trustee	Since 2010	Mr. LoRusso is retired. Formerly, he was President, Fidelity Investments Institutional Services Co. (“FIIS”) (2002-2008); Director, FIIS (2002-2008); Director, Fidelity Investments Institutional Operations Company (2003-2007); Executive Officer, Fidelity Distributors Corporation (2007-2008). Trustee — Goldman Sachs Mutual Fund Complex.	106	None
Herbert J. Markley Age: 63	Trustee	Since 2013	Mr. Markley is retired. Formerly, he was Executive Vice President, Deere & Company (an agricultural and construction equipment manufacturer) (2007-2009), and President, Agricultural Division, Deere & Company (2001-2007). Trustee — Goldman Sachs Mutual Fund Complex.	106	None
Jessica Palmer Age: 64	Trustee	Since 2007	Ms. Palmer is retired. She is Director, Emerson Center for the Arts and Culture (2011-Present); and was formerly a Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984-2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-2009). Trustee — Goldman Sachs Mutual Fund Complex.	106	None

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

Trustees and Officers (Unaudited) (continued)

Independent Trustees (continued)

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Richard P. Strubel Age: 74	Trustee	Since 1987	Mr. Strubel is retired. Formerly, he was Director, Cardean Learning Group (provider of educational services via the internet) (2003-2008); Trustee, Emeritus, The University of Chicago (1987-Present). Trustee — Goldman Sachs Mutual Fund Complex.	108	The Northern Trust Mutual Fund Complex (64 Portfolios) (Chairman of the Board of Trustees); Gildan Activewear Inc. (a clothing marketing and manufacturing company).
Roy W. Templin Age: 53	Trustee	Since 2013	Mr. Templin is retired. He is Director, Con-Way Incorporated (2012-Present); and was formerly Executive Vice President and Chief Financial Officer, Whirlpool Corporation (an appliance manufacturer and marketer) (2004-2012). Trustee — Goldman Sachs Mutual Fund Complex.	106	Con-Way Incorporated (a transportation, supply-chain management and logistics services company)

Interested Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
James A. McNamara* Age: 51	President and Trustee	Since 2007	Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993- April 1998). President — Goldman Sachs Mutual Fund Complex (November 2007-Present); Senior Vice President — Goldman Sachs Mutual Fund Complex (May 2007-November 2007); and Vice President — Goldman Sachs Mutual Fund Complex (2001-2007). Trustee — Goldman Sachs Mutual Fund Complex (since November 2007 and December 2002-May 2004).	108	None
Alan A. Shuch* Age: 63	Trustee	Since 1990	Advisory Director — GSAM (May 1999-Present); Consultant to GSAM (December 1994-May 1999); and Limited Partner, Goldman Sachs (December 1994-May 1999). Trustee — Goldman Sachs Mutual Fund Complex.	106	None

*	These persons are considered to be “Interested Trustees” because they hold positions with Goldman Sachs and own securities issued by The Goldman Sachs Group, Inc. Each Interested Trustee holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus. Information is provided as of October 31, 2013.
[2]	Each Trustee holds office for an indefinite term until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Declaration of Trust; (c) the conclusion of the first Board meeting held subsequent to the day the Trustee attains the age of 74 years, subject to a waiver by a majority of the Trustees (in accordance with the current resolutions of the Board of Trustees, which may be changed by the Trustees without shareholder vote); or (d) the termination of the Trust. By resolution of the Board of Trustees determining that an extension of service would be beneficial to the Trust, the retirement age has been extended for one year with respect to Richard P. Strubel.
[3]	The Goldman Sachs Mutual Fund Complex consists of the Trust, Goldman Sachs Credit Strategies Fund (“GSCSF”), and Goldman Sachs Variable Insurance Trust (“GSVIT”). As of October 31, 2013, the Trust consisted of 93 portfolios (83 of which offered shares to the public); GSVIT consisted of 12 portfolios and GSCSF consisted of one portfolio. The Goldman Sachs Mutual Fund complex also includes, with respect to Messrs. Bakhru, Coblentz, Strubel and McNamara, Goldman Sachs Trust II and Goldman Sachs BDC, Inc. Goldman Sachs Trust II and Goldman Sachs BDC, Inc. each consisted of one portfolio. Goldman Sachs BDC, Inc. did not offer shares to the public.
[4]	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-292-4726.

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years
James A. McNamara 200 West Street New York, NY 10282 Age: 51	President and Trustee	Since 2007

Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President — Goldman Sachs Mutual Fund Complex (November 2007-Present); Senior Vice President — Goldman Sachs Mutual Fund Complex (May 2007-November 2007); and Vice President — Goldman Sachs Mutual Fund Complex (2001-2007).

Trustee — Goldman Sachs Mutual Fund Complex (November 2007-Present and December 2002-May 2004).

Caroline Kraus 200 West Street New York, NY 10282 Age: 36	Secretary	Since 2012

Vice President, Goldman Sachs (August 2006-Present); Associate General Counsel, Goldman Sachs (2012-Present); Assistant General Counsel, Goldman Sachs (August 2006-December 2011) and Associate, Weil, Gotshal & Manges-LLP (2002-2006).

Secretary — Goldman Sachs Mutual Fund Complex (August 2012-Present) and Assistant Secretary — Goldman Sachs Mutual Fund Complex (June 2012-August 2012).

Scott M. McHugh 200 West Street New York, NY 10282 Age: 42	Treasurer and Senior Vice President	Since 2009

Vice President, Goldman Sachs (February 2007-Present); Assistant Treasurer of certain mutual funds administered by DWS Scudder (2005-2007); and Director (2005-2007), Vice President (2000-2005) and Assistant Vice President (1998-2000), Deutsche Asset Management or its predecessor (1998-2007).

Treasurer — Goldman Sachs Mutual Fund Complex (October 2009-Present); Senior Vice President — Goldman Sachs Mutual Fund Complex (November 2009-Present); and Assistant Treasurer — Goldman Sachs Mutual Fund Complex (May 2007-October 2009).

[1]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor. Information is provided as of October 31, 2013.
*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-292-4726.

Goldman Sachs Trust — International Equity Insights Funds — Tax Information (Unaudited)

From distributions paid during the year ended October 31, 2013, the total amount of income received by the Emerging Markets Equity Insights, International Equity Insights, and International Small Cap Insights Funds from sources within foreign countries and possessions of the United States was $0.1277, $0.2421, and $0.2411 per share, respectively, all of which is attributable to qualified passive income. The percentage of net investment income dividends paid from foreign sources by the Emerging Markets Equity Insights, International Equity Insights, and International Small Cap Insights Funds were 97.11%, 77.50%, and 88.09%, respectively. The total amount of taxes paid by the Emerging Markets Equity Insights, International Equity Insights and International Small Cap Insights Funds to such countries was $0.0187, $0.0101, and $0.0147 per share, respectively.

For the year ended October 31, 2013, 63.96%, 73.60%, and 46.56% of the dividends paid from net investment company taxable income by the Emerging Markets Equity Insights, International Equity Insights, and International Small Cap Insights Funds, respectively, qualify for the reduced tax rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $767.4 billion in assets under management as of September 30, 2013, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. GSAM’s assets under management includes assets managed by Goldman Sachs Asset Management, L.P. and its Investment Advisory Affiliates.

OVERVIEW OF GOLDMAN SACHS FUNDS

Money Market1

Financial Square FundsSM

■	Financial Square Tax-Exempt Funds
■	Financial Square Federal Fund
■	Financial Square Government Fund
■	Financial Square Money Market Fund
■	Financial Square Prime Obligations Fund
■	Financial Square Treasury Instruments Fund
■	Financial Square Treasury Obligations Fund

Fixed Income

Short Duration and Government

■	Enhanced Income Fund
■	High Quality Floating Rate Fund
■	Short Duration Government Fund
■	Short Duration Income Fund
■	Government Income Fund
■	Inflation Protected Securities Fund

Multi-Sector

■	Core Fixed Income Fund
■	Core Plus Fixed Income Fund
■	Global Income Fund
■	Strategic Income Fund
■	World Bond Fund

Municipal and Tax-Free

■	High Yield Municipal Fund
■	Municipal Income Fund
■	Short Duration Tax-Free Fund

Single Sector

■	Investment Grade Credit Fund
■	U.S. Mortgages Fund
■	High Yield Fund
■	High Yield Floating Rate Fund
■	Emerging Markets Debt Fund
■	Local Emerging Markets Debt Fund
■	Dynamic Emerging Markets Debt Fund

Corporate Credit

■	Credit Strategies Fund

Fundamental Equity

■	Growth and Income Fund
■	Small Cap Value Fund
■	Mid Cap Value Fund
■	Large Cap Value Fund
■	Capital Growth Fund
■	Strategic Growth Fund
■	Focused Growth Fund
■	Small/Mid Cap Growth Fund
■	Flexible Cap Growth Fund
■	Concentrated Growth Fund
■	Technology Tollkeeper Fund
■	Growth Opportunities Fund
■	Rising Dividend Growth Fund
■	U.S. Equity Fund
■	Income Builder Fund

Structured Equity

■	Structured Tax Managed Equity Fund
■	Structured International Tax-Managed Equity Fund
■	U.S. Equity Dividend and Premium Fund
■	International Equity Dividend and Premium Fund

Equity Insights2

■	Small Cap Equity Insights Fund
■	U.S. Equity Insights Fund
■	Small Cap Growth Insights Fund
■	Large Cap Growth Insights Fund
■	Large Cap Value Insights Fund
■	Small Cap Value Insights Fund
■	International Small Cap Insights Fund
■	International Equity Insights Fund
■	Emerging Markets Equity Insights Fund

Fundamental Equity International

■	Strategic International Equity Fund
■	Concentrated International Equity Fund
■	International Small Cap Fund
■	Asia Equity Fund
■	Emerging Markets Equity Fund
■	BRIC Fund (Brazil, Russia, India, China)
■	N-11 Equity Fund
■	China Equity Fund

Select Satellite3

■	Real Estate Securities Fund
■	International Real Estate Securities Fund
■	Commodity Strategy Fund
■	Dynamic Allocation Fund
■	Absolute Return Tracker Fund
■	Managed Futures Strategy Fund
■	MLP Energy Infrastructure Fund
■	Multi-Manager Alternatives Fund
■	Multi-Asset Real Return Fund
■	Retirement Portfolio Completion Fund
■	Income Strategies Portfolio

Total Portfolio Solutions3

■	Balanced Strategy Portfolio
■	Growth and Income Strategy Portfolio
■	Growth Strategy Portfolio
■	Equity Growth Strategy Portfolio
■	Satellite Strategies Portfolio
■	Enhanced Dividend Global Equity Portfolio
■	Tax Advantaged Global Equity Portfolio

[1]	An investment in a money market fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.
[2]	Effective at the close of business May 3, 2013, the Goldman Sachs Structured Large Cap Growth, Structured Large Cap Value, Structured Small Cap Equity, Structured Small Cap Growth, Structured Small Cap Value, Structured U.S. Equity, Structured Emerging Markets Equity, Structured International Equity and Structured International Small Cap Funds were renamed the Goldman Sachs Large Cap Growth Insights, Large Cap Value Insights, Small Cap Equity Insights, Small Cap Growth Insights, Small Cap Value Insights, U.S. Equity Insights, Emerging Markets Equity Insights, International Equity Insights and International Small Cap Insights Funds, respectively.
[3]	Individual Funds within the Total Portfolio Solutions and Select Satellite categories will have various placement on the risk/return spectrum and may have greater or lesser risk than that indicated by the placement of the general Total Portfolio Solutions or Select Satellite category.

Financial Square FundsSM is a registered service mark of Goldman, Sachs & Co.

TRUSTEES

Ashok N. Bakhru, Chairman

Donald C. Burke

John P. Coblentz, Jr.

Diana M. Daniels

Joseph P. LoRusso

Herbert J. Markley

James A. McNamara

Jessica Palmer

Alan A. Shuch

Richard P. Strubel

Roy W. Templin

OFFICERS James A. McNamara, President Scott M. McHugh, Principal Financial Officer* and Treasurer Caroline L. Kraus, Secretary

*Effective as of November 14, 2013, Mr. McHugh was appointed Principal Financial Officer.

GOLDMAN, SACHS & CO. Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our Website at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P., 200 West Street, New York, New York 10282

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (ii) on the Securities and Exchange Commission web site at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s web site at http://www.sec.gov within 60 days after the Funds’ first and third fiscal quarters. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Forms N-Q may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Holdings and allocations shown are as of October 31, 2013 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your authorized dealer or from Goldman, Sachs & Co. by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550).

© 2013 Goldman Sachs. All rights reserved. 115595.MF.MED.TMPL/12/2013 STINTAR13/13K

ITEM 2.	CODE OF ETHICS.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(b) During the period covered by this report, no amendments were made to the provisions of the Code of Ethics.

(c) During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from any provision of the Code of Ethics.

(d) A copy of the Code of Ethics is available as provided in Item 12(a)(1) of this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. John P. Coblentz, Jr. is the “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Table 1 — Items 4(a) - 4(d). The accountant fees below reflect the aggregate fees billed by all of the Funds of the Goldman Sachs Trust and includes the Goldman Sachs Funds to which this certified shareholder report relates.

	2013	2012	Description of Services Rendered

Audit Fees:

• PricewaterhouseCoopers LLP (“PwC”)	$2,304,956	$3,038,911	Financial Statement audits.

Audit-Related Fees:

• PwC	$2,340	$—	Other attest services.

Tax Fees:

• PwC	$864,950	$740,650	Tax compliance services provided in connection with the preparation and review of registrant’s tax returns.

Table 2 — Items 4(b)(c) & (d). Non-Audit Services to the Goldman Sachs Trust’s service affiliates * that were pre-approved by the Audit Committee of the Goldman Sachs Trust pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

	2013	2012	Description of Services Rendered

Audit-Related Fees:

• PwC	$1,516,680	$1,848,422	Internal control review performed in accordance with Statement on Standards for Attestation Engagements No. 16. These fees are borne by the Funds’ Adviser.

*	These include the advisor (excluding sub-advisors) and any entity controlling, controlled by or under common control with the advisor that provides ongoing services to the registrant (hereinafter referred to as “service affiliates”).

Item 4(e)(1) — Audit Committee Pre-Approval Policies and Procedures

Pre-Approval of Audit and Non-Audit Services Provided to the Funds of the Goldman Sachs Trust. The Audit and Non-Audit Services Pre-Approval Policy (the “Policy”) adopted by the Audit Committee of Goldman Sachs Trust (“GST”) sets forth the procedures and the conditions pursuant to which services performed by an independent auditor for GST may be pre-approved. Services may be pre-approved specifically by the Audit Committee as a whole or, in certain circumstances, by the Audit Committee Chairman or the person designated as the Audit Committee Financial Expert. In addition, subject to specified cost limitations, certain services may be pre-approved under the provisions of the Policy. The Policy provides that the Audit Committee will consider whether the services provided by an independent auditor are consistent with the Securities and Exchange Commission’s rules on auditor independence. The Policy provides for periodic review and pre-approval by the Audit Committee of the services that may be provided by the independent auditor.

De Minimis Waiver. The pre-approval requirements of the Policy may be waived with respect to the provision of non-audit services that are permissible for an independent auditor to perform, provided (1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues subject to pre-approval that was paid to the independent auditors during the fiscal year in which the services are provided; (2) such services were not recognized by GST at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee, pursuant to the pre-approval provisions of the Policy.

Pre-Approval of Non-Audit Services Provided to GST’s Investment Advisers. The Policy provides that, in addition to requiring pre-approval of audit and non-audit services provided to GST, the Audit Committee will pre-approve those non-audit services provided to GST’s investment advisers (and entities controlling, controlled by or under common control with the investment advisers that provide ongoing services to GST) where the engagement relates directly to the operations or financial reporting of GST.

Item 4(e)(2) – 0% of the audit-related fees, tax fees and other fees listed in Table 1 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X. In addition, 0% of the non-audit services to the GST’s service affiliates listed in Table 2 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

Item 4(f) – Not applicable.

Item 4(g) Aggregate Non-Audit Fees Disclosure

The aggregate non-audit fees billed to GST by PwC for the twelve months ended October 31, 2013 and October 31, 2012 were $867,290 and $740,650 respectively. The aggregate non-audit fees billed to GST’s adviser and service affiliates by PwC for non-audit services for the twelve months ended December 31, 2012 and December 31, 2011 were approximately $10.0 million and $11.6 million respectively. The figures for these entities are not yet available for twelve months ended December 31, 2013. With regard to the aggregate non-audit fees billed to GST’s adviser and service affiliates, the 2012 and 2011 amounts include fees for non-audit services required to be pre-approved [see Table 2] and fees for non-audit services that did not require pre-approval since they did not directly relate to GST’s operations or financial reporting.

Item 4(h) — GST’s Audit Committee has considered whether the provision of non-audit services to GST’s investment adviser and service affiliates that did not require pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the auditors’ independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the Report to Stockholders filed under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)

Goldman Sachs Trust’s Code of Ethics for Principal Executive and Senior Financial Officers is incorporated by reference to Exhibit 12(a)(1) of the registrant’s Form N-CSR filed on June 3, 2010 for its Short Duration and Government Fixed Income Funds.

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Trust

By:	/s/ James A. McNamara

James A. McNamara
President/Principal Executive Officer
Goldman Sachs Trust

Date:	December 19, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James A. McNamara

James A. McNamara
President/Principal Executive Officer
Goldman Sachs Trust

Date:	December 19, 2013

By:	/s/ Scott McHugh

Scott McHugh
Principal Financial Officer
Goldman Sachs Trust

Date:	December 19, 2013